SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under ss. 240.14a-12


                         Cyber Merchants Exchange, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:
             ___________________________________________________________________
         2)  Aggregate number of securities to which transaction applies:
             ___________________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ___________________________________________________________________
         4)  Proposed maximum aggregate value of transaction:
             ___________________________________________________________________
         5)  Total fee paid:
             ___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: _______________________________________________
     2)  Form Schedule or Registration Statement No.:___________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

November 6, 2002


Dear Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Cyber Merchants Exchange, Inc. to be held at 10:00 a.m. Pacific Daylight Time on Friday, December 6, 2002, at the executive offices of the company located at 600 South Lake Avenue, Suite 208, Pasadena, California, 91106.

     The accompanying Notice of the 2002 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors recommends that shareholders vote in favor of each of the matters presented.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the Proxy Card in the enclosed self-addressed and stamped envelope, or by facsimile at (626) 793-5096, as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously voted by proxy.

     I look forward very much to seeing you on December 6th.


                                               Sincerely,

                                               /s/ Frank S. Yuan

                                               Frank S. Yuan
                                               Chairman of the Board and
                                               Chief Executive Officer

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                        OF CYBER MERCHANTS EXCHANGE, INC.
                  TO BE HELD AT 10:00 A.M. ON DECEMBER 6, 2002

To the Shareholders of Cyber Merchants Exchange, Inc.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Cyber Merchants Exchange, Inc., a California corporation, will be held at 10:00 a.m. Pacific Daylight Time on Friday, December 6, 2002, at the executive offices of the company located at 600 South Lake Avenue, Suite 208, Pasadena, California, 91106, and all adjournments and postponements thereof, for the following purposes:

1. To elect six directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2. To ratify the Board's selection of Squar, Milner, Reehl, & Williamson LLP, Certified Public Accountants, as the company's independent auditors for the fiscal year ending June 30, 2003;

3. To ratify and approve the Board of Director's adoption of the 1996 Stock Option Plan;

4. To ratify and approve the Board of Director's adoption of the 1999 Stock Option Plan;

5. To ratify and approve the Board of Director's adoption of the 2001 Stock Option Plan;

6. To ratify and approve the Board of Director's action to terminate the Lock-Up Agreement dated November 13, 1998; and

7. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of Cyber Merchants Exchange has fixed October 11, 2002 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, OR BY FACSIMILE AT (626) 793-5096, TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED BY PROXY.

                                         By Order of the Board of Directors,

                                         /s/ Luz Jimenez

                                         Luz Jimenez
                                         Secretary
Pasadena, California
November 6, 2002

                         CYBER MERCHANTS EXCHANGE, INC.
                        600 South Lake Avenue, Suite 208
                           Pasadena, California, 91106
                               Tel: (626) 793-5000
                               Fax: (626) 793-5096
________________________________________________________________________________

                                 PROXY STATEMENT
                                     FOR THE
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 2002


GENERAL

This Proxy Statement is furnished to the shareholders of Cyber Merchants Exchange, Inc. ("C-Me"), a California corporation, in connection with the solicitation of proxies by the Board of Directors of C-Me. The proxies are to be voted at the 2002 Annual Meeting of Shareholders of C-Me (the "Annual Meeting") to be held at the executive offices of the company located at 600 South Lake Avenue, Suite 208, Pasadena, California, 91106, at 10:00 a.m. Pacific Daylight Time on Friday, December 6, 2002, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by C-Me will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of proxy have been mailed to shareholders on or about November 6, 2002.

The cost of the solicitations will be borne by C-Me, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

ANNUAL REPORT

An Annual Report to Shareholders, containing financial statements for the fiscal year ended June 30, 2002, accompanies this Proxy Statement. Shareholders are referred to the Annual Report for financial and other information about the activities of C-Me. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

C-Me will furnish to you a copy of the report on Form 10-KSB for the fiscal year ended June 30, 2002, and any exhibit described in the list accompanying the Form 10-KSB, upon the payment, in advance, of the specified reasonable fees related to C-Me's furnishing of such document(s). Requests for copies of the Form 10-KSB and/or exhibit(s), or additional copies of C-Me's Annual Report, should be directed to Manager of Investor Relations, Cyber Merchants Exchange, Inc., 600
S. Lake Avenue,  Suite 208,  Pasadena,  California 91106 or by calling toll-free
1.888.564.6263. In the alternative, you may find the Form 10-KSB and the exhibits to the Form 10-KSB on the Security and Exchange Commission's web-site at www.sec.gov.

RECORD DATE AND VOTING RIGHTS

Only holders of record of C-Me's shares of common stock, no par value per share ("Common Stock"), at the close of business on October 11, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, C-Me had 7,472,673 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The following table summarizes the voting requirements for the six proposals:

          PROPOSAL                                         VOTE REQUIRED
--------------------------------------------------------------------------------
Proposal No. 1:Election of six    Unless  notice  is given  at the  beginning of
directors.                        the  Annual  Meeting  to  cumulate  votes  (as
                                  discussed  below), a  majority  of  the  votes
                                  of   shares   of   Common   Stock  present  or
                                  represented   and  entitled  to  vote  at  the
                                  Annual  Meeting is required.  If there  is  no
                                  cumulative  voting,  persons   controlling   a
                                  majority of the shares of Common Stock present
                                  or represented  and entitled  to vote  at  the
                                  Annual   Meeting   can   elect   all  of  the
                                  directors.

--------------------------------------------------------------------------------
Proposal  No. 2:  Ratification    The votes of  persons controlling  a  majority
of  the  Board's   appointment    of  the  shares of  Common  Stock  present  or
of Squar, Milner, Reehl, & represented and entitled to vote at the Williamson LLP as C-Me's Annual Meeting must be cast FOR ratification.
auditors   for   fiscal   year
ending June 30, 2003.

--------------------------------------------------------------------------------
Proposal  No. 3:  Ratification    The votes of persons  controlling  a  majority
and approval of the Board's of the shares of Common Stock present or adoption of the 1996 Stock represented and entitled to vote at the annual
Option Plan.                      Meeting  must  be  cast FOR  ratification  and
                                  approval.

--------------------------------------------------------------------------------
Proposal  No. 4:  Ratification    The votes of  persons  controlling a  majority
and approval  of  the  Board's    of  the  shares  of  Common  Stock present  or
adoption  of  the  1999  Stock    represented and entitled to vote at the Annual
Option Plan.                      Meeting  must  be  cast FOR  ratification  and
                                  approval.

--------------------------------------------------------------------------------
Proposal  No. 5:  Ratification    The votes of  persons  controlling a  majority
and approval  of  the  Board's    of  the  shares  of  Common  Stock present  or
adoption  of  the  2001  Stock    represented and entitled to vote at the Annual
Option Agreement.                 Meeting  must  be  cast  FOR  ratification and
                                  approval.

--------------------------------------------------------------------------------
Proposal  No. 6:  Ratification    The votes of  persons  controlling a  majority
and approval of the Board's of the shares of Common Stock present or action to terminate the Lock- represented and entitled to vote at the Annual
Up Agreement dated November       Meeting  must  be  cast  FOR  ratification and
13, 1998.                         approval.


CUMULATIVE VOTING

If any C-Me shareholder who is entitled to vote at the Annual Meeting gives notice at the beginning of the meeting of the shareholder's intention to cumulate his or her votes with respect to the election of directors, all of the shareholders will be entitled to cumulate votes for the election of candidates at the Annual Meeting. Cumulative voting enables a shareholder to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are normally entitled, or to distribute the shareholder's votes on the same principle among as many candidates as the shareholder desires.

QUORUM

A majority of C-Me's issued and outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors or the other proposals.

LIST OF SHAREHOLDERS ENTITLED TO VOTE

At least 10 days before the Annual Meeting, the Secretary of C-Me will make a complete list of the shareholders entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of shares held by each shareholder. The list will be kept on file at the principal offices of C-Me and will be subject to inspection by any shareholder of C-Me at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy". C-Me encourages you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

PROXY VOTING

Shares for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the other proposals to be voted on at the Annual Meeting. It is not expected that any matters other than those referred to in this Notice and Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of C-Me's stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this Proxy Statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction
-----------------
form.

Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise C-Me that it lacks voting authority.

REVOCABILITY OF PROXY

Any shareholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of C-Me a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 10:00 a.m. on December 6, 2002. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

VOTING AT THE ANNUAL MEETING

The Inspector of Elections will tabulate votes cast by proxy or in person at the Annual Meeting with the assistance of C-Me's transfer agent. The Inspector of Elections will also determine whether a quorum is present. Each shareholder of record at the close of business on October 11, 2002, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The directors and executive officers of C-Me do not have any substantial interest in the matters to be acted upon at the Annual Meeting except that: (i) certain directors and officers have a direct interest in the ratification by the shareholders of the Board's adoption of the 1996, 1999 and 2001 stock option plans from which the directors and officer have been granted stock options; and
(ii) to the extent the directors and executive officers have shares of stock restricted from resale by the Lock-Up Agreement with C-Me, they will benefit from the termination of the Lock-Up Agreement.

--------------------------------------------------------------------------------

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

                       NOMINEES FOR THE BOARD OF DIRECTORS

The Board of Directors of C-Me has proposed that the following six nominees be elected at the Annual Meeting, each of whom shall hold office for one year or until his or her successor shall have been elected and qualified: Donald C. McNabb, Sr.; Frank Yuan; Charles H. Rice; Deborah Shamaley; John Busey; and James Vandeberg. All nominees have consented to being named as nominees and have agreed to serve if elected.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the six nominees will be available to serve as directors of C-Me, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

As provided in the Articles of Incorporation of C-Me, the directors are to serve a one-year term. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors.

A shareholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a majority of votes.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each director, executive officer and nominee of C-Me as of the date of this Proxy Statement.

    Name                   Age   Position                Term
    ----                   ---   --------                ----
    Donald C. McNabb, Sr.  60    Nominee

    Frank S. Yuan          54    Chairman of the Board   July 1996 to present
                                 and Chief Executive
                                 Officer and Nominee

    Charles H. Rice        60    Director and Nominee    July 1996 to present

    Deborah Shamaley       44    Director and Nominee    July 1996 to present


    John F. Busey          55    Director and former     October 1999 to present
                                 President and Nominee

    James L. Vandeberg     58    Director and Nominee    June 2001 to present

    Luz M. Jimenez         31    Secretary and           June 2001 to present
                                 Controller

The directors serve for a one year term or until their successors have been elected and qualified. Mary B. McNabb resigned as a director of C-Me effective October 8, 2002. Ms. McNabb is the wife of Donald C. McNabb Sr., a nominee to serve as a director on C-Me's Board.

There are no family relationships among any of the directors and executive officers of C-Me. All of the executive officers identified above serve at the discretion of the Board and have consented to act as executive officers of C-Me.

Biographical information regarding each of the directors, executive officers and nominees for election to the Board of Directors is set forth below.

Donald C. McNabb, Sr. - Nominee
-------------------------------
Donald C. McNabb, Sr. brings more than 34 years experience in international manufacturing, marketing and law. As founder and former President of Quadri Corporation, a manufacturer of computer memory systems, Mr. McNabb led the company to become one of the leading manufacturers of military memory systems. Quadri maintained sales offices throughout Europe with manufacturing facilities in Mexico, Hong Kong and Korea. Quadri was sold in 1978. Mr. McNabb also founded Safari Arms, which became the ninth largest pistol manufacturer in the U.S. and the largest manufacturer of custom parts in the world. Safari pioneered the use of investment casting in firearm manufacturing and developed a world-wide marketing organization. Safari was sold in 1988. Subsequent to Safari, Mr. McNabb established real estate brokerage offices in California and Arizona specializing in commercial properties and tax deferred exchanges. Mr. McNabb now practices law with offices in San Diego and Phoenix. He attended Capitol Institute, Arizona State University, and graduated Summa Cum Laude with a Juris Doctorate from Western Sierra School of Law. He also holds national designations in both commercial and international real estate.

Frank S. Yuan - Nominee
-----------------------
Combining decades of experience in the apparel, banking, real estate, insurance and computer industries, Frank Yuan has developed and started multiple new businesses in more than 30 years since emigrating to the U.S from Taiwan. Before starting C-Me, Mr. Yuan founded a multi-million dollar men's apparel private label & wholesale company, a "Knights of Round Table" sportswear line, a "Uniform Code" sweater line, and a men's clothing retail store chain. Mr. Yuan also founded UNI-Fortune, a real-estate development company, and co-founded United National Bank, Evertrust Bank, Western Cities Title Insurance Company and Serv-American National Title Insurance. Mr. Yuan received a B.A. degree in economics from Fu-Jen Catholic University in Taiwan and a M.B.A. degree from Utah State University.

Charles H. Rice - Nominee
-------------------------
Charles H. Rice is a retired Senior International and Domestic buyer from Sears Robuck and Montgomery Wards. His more than 30 years of buying experience, reputation, contacts & product sourcing knowledge bring C-Me tremendous benefits and a head start in the retail industry. Since 1995, he has served as a manufacturer's representative and consultant to Deer Creek Enterprises, Ltd., a consulting business focused on the apparel industry. Mr. Rice holds a B.S. degree in business and economics from the University of Delaware.

Deborah Shamaley - Nominee
--------------------------
Deborah Shamaley, a chain store and apparel-jobbing entrepreneur, has 20 years of retail and wholesale apparel experience. Ms. Shamaley co-founded The Apparel Group ("TAG"). TAG imported and sold women's apparel wholesale to more than 1,800 retailers, including Nordstrom's, J.C. Penney's, Sears, and Burlington Coat Factory. TAG also owned and operated a 23 apparel store-chain under the name $11.99 Puff. Ms. Shamaley sold the company in 1996. Currently, Ms. Shamaley is an active franchise partner of a full service 25 location Italian Restaurant Chain called "Johnny Carino's Country Italian". Since 1995, Ms. Shamaley has also been involved as an owner in Shamaley Ford car dealership one of the largest in El Paso, Texas.

John F. Busey - Nominee
-----------------------
John Busey, a former president of C-Me, has more than two decades of experience in strategic, operational and financial planning and management with the former Carter Hawley Hale Stores, the multi-billion dollar department and specialty holding company which operated under the following names: The Broadway, Neiman Marcus, Contempo Casuals, Emporium, Weinstock's, Bergdorf Goodman, Holt Renfrew
- Canada, Waldenbooks, John Wanamaker, Thalhimers, and Sunset House. As president of Carter Hawley Hale Stores finance subsidiary, and vice president and treasurer of the company, Mr. Busey was responsible for all finance, banking and investment functions, including mergers, acquisitions and divestitures, an initial public offering, and corporate restructuring and recapitalization. From 1995 until joining C-Me as President in 1999, Mr. Busey focused his energy on the non-profit efforts of the Southern California Housing Development Corporation, assisting local cities with development of affordable housing. Mr. Busey received a B.S. degree in finance and economics from the Menlo School of Business and a M.B.A. from the University of Southern California. He also completed the Executive Financial Management Program at the Stanford University Graduate School of Business.

James L. Vandeberg - Nominee
----------------------------
James Vandeberg has been practicing corporate and securities law for more than 20 years. He has significant experience advising both Internet and retail companies on securities, financings, mergers and acquisitions, and general corporate matters, including IPOs, SEC compliance, and investor relations' issues. His retail experience includes 14 years as Corporate Counsel and Secretary at the former Carter Hawley Hale Stores, a holding company for the multi-billion dollar department and specialty retail stores which operated under the following names: The Broadway, Neiman Marcus, Contempo Casuals, Emporium, Weinstock's, Bergdorf Goodman, Holt Renfrew - Canada, Waldenbooks, John Wanamaker, Thalhimers, and Sunset House. In addition, Mr. Vandeberg serves on the board of directors of Information Highway.com, Inc. (OTC:BB IHWY), IAS Communications, Inc. (OTC:BB IASCA), and REGI US, Inc. (OTC:BB RGUS). He received a B.A. degree in accounting from the University of Washington and a J.D. from New York University.

Luz M. Jimenez
--------------
Luz Jimenez brings 12 years of accounting experience in the apparel, Internet, and e-commerce industries. She has been working for C-Me since its inception in July 1996 as the Office Manager. In June 2001, she became C-Me's Controller and in October 2001 she was appointed Corporate Secretary of the company. Prior to working for C-Me, Ms. Jimenez worked for UNI Imports, an apparel importing and wholesale business, starting in 1987.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors has, as standing committees, an Executive Committee, a Compensation Committee and an Audit Committee. During the fiscal year ended June 30, 2002, the Board of Directors held four regular meetings and three special meetings. All directors attended 80% or more of the total meetings of the Board and committees of the Board on which they served.

     The Executive Committee consists of Mr. Frank Yuan and Mr. Charles H. Rice. Mr. Donald C. McNabb, Sr. is expected to be appointed to this Committee if elected as a director at the Annual Meeting. The Executive Committee has authority to take any action other than the appointment of auditors, election and removal of directors and appointment of officers, which can be taken only by the entire Board. During the fiscal year ended June 30, 2002, the Executive Committee held seven meetings.

     During the fiscal year ended June 30, 2002, the Compensation Committee consisted of two independent directors, Ms. Deborah Shamaley and Mr. Charles H. Rice. Mr. Donald C. McNabb, Sr. is expected to be appointed as a member of the Compensation Committee if elected as a director at the Annual Meeting. The principal functions of the Compensation Committee are to establish the compensation of executive officers, review management organization and development, review significant employee benefit programs and to administer the C-Me's Stock Option Plan.

     During the fiscal year ended June 30, 2002, the Audit Committee consisted of two independent directors (as that term is defined in Rule 4200 (a)(14) of the NASD's listing standards): Mr. Charles H. Rice and Ms. Mary B. McNabb, and one non-independent director, Mr. James Vandeberg. Ms. McNabb has resigned as a director and Mr. Vandeberg will resign as a member of the Audit Committee. Mr.
Donald C. McNabb, Sr. is expected to be appointed as a member of the Compensation Committee if elected as a director at the Annual Meeting. The Audit Committee is responsible for aiding management in the establishment and supervision of C-Me's financial controls, evaluating the scope of the annual audit, reviewing audit results, consulting with management and C-Me's independent accountants prior to the presentation of financial statements to the shareholders and, if appropriate, initiating inquiries into aspects of C-Me's financial affairs. The Audit Committee held two meetings during the fiscal year ended June 30, 2002.

The Board of Directors authorized the Audit Committee to adopt a written Charter, which the Committee did on August 9, 2000. A copy of the Audit Committee Charter accompanies this Proxy Statement as Appendix A.

C-Me does not have a Nominating Committee. The Board of Directors, as a whole, identifies and screens candidates for membership on C-Me's Board.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee operates under a written charter adopted by the Audit Committee, a copy of which accompanies this Proxy Statement as Appendix A.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of C-Me's financial reporting, internal controls and audit functions. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditor. The Committee provides advice, counsel and direction to management and the auditors on the basis of information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

The Audit Committee has met and reviewed C-Me's audited financial statements as of and for the year ended June 30, 2002, with C-Me's management, which has the primary responsibility for preparing C-Me's financial statements. C-Me's independent auditors, Squar, Milner, Reehl & Williamson, LLP, are responsible for performing an independent audit of C-Me's financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.

The Audit Committee has discussed with Squar, Milner, Reehl & Williamson, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Squar, Milner, Reehl & Williamson, LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Squar, Milner, Reehl & Williamson, LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to C-Me's Board of Directors that the audited financial statements referred to above be included in C-Me's Annual Report for the year ended June 30, 2002 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee of the Board of Directors of C-Me:

                                               Charles H. Rice
                                               James L. Vandeberg
                                               Mary B. McNabb

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

To C-Me's knowledge, the following table sets forth information with respect to the beneficial ownership of its outstanding Common Stock as of the record date, October 11, 2002, by: (i) each person known by C-Me to beneficially own more than 5% of its Common Stock; (ii) each of its executive officers; (iii) each of its directors; and (iv) all of its executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Cyber Merchants Exchange, Inc., 600 South Lake Avenue, Suite 208, Pasadena, California, 91106. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of October 11, 2002, but excludes shares of Common Stock underlying options held by any other person. The number of shares of C-Me's Common Stock outstanding as of October 11, 2002 was 7,472,673. Except as otherwise noted, the amounts reflected below are based upon information provided to C-Me and in filings with the Securities and Exchange Commission.

|----------------------------------------------|-------------------|-----------|
|                                              |                   |PERCENT OF |
|NAME OF BENEFICIAL OWNER                      |  NUMBER OF SHARES |OUTSTANDING|
|----------------------------------------------|-------------------|-----------|
|Frank S. Yuan, Chairman of the Board and CEO  |   3,118,000 (1)   |  38.96%   |
|----------------------------------------------|-------------------|-----------|
|James L. Vandeberg, Director                  |      15,315 (2)   |     *     |
|----------------------------------------------|-------------------|-----------|
|Deborah Shamaley, Director                    |     330,000 (3)   |   4.40%   |
|----------------------------------------------|-------------------|-----------|
|Charles H. Rice, Director                     |      90,000 (4)   |   1.20%   |
|----------------------------------------------|-------------------|-----------|
|John F. Busey, Director                       |       5,000 (5)   |     *     |
|----------------------------------------------|-------------------|-----------|
|Donald C. McNabb Sr., Nominee                 |      50,000 (6)   |     *     |
|----------------------------------------------|-------------------|-----------|
|Luz Jimenez, Secretary and Controller         |      37,500 (7)   |     *     |
|--------------------------------------------- |-------------------|-----------|
|ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP |                   |           |
| (7 Persons)                                  |      3,645,815    |  44.70%   |
|----------------------------------------------|-------------------|-----------|

* Indicates less than one percent of the issued and outstanding Common Stock as of October 11, 2002.

  (1) Includes 2,588,000 shares of Common Stock held directly by Frank S.Yuan. Also includes 530,000 shares of Common Stock issuable within 60 days upon exercise of stock options.
  (2) Includes 15,315 shares of Common Stock issuable within 60 days upon exercise of stock options.
  (3) Includes 300,000 shares of Common Stock directly owned by Ms. Shamaley. Also includes 30,000 shares of Common Stock issuable within 60 days upon exercise of stock options.
  (4) Includes 60,000 shares of Common Stock directly owned by Mr. Rice. Also includes 30,000 shares of Common Stock issuable within 60 days upon exercise of stock options.
  (5) Includes 5,000 shares of Common Stock issuable within 60 days upon exercise of stock options.
  (6) Includes 50,000 shares of Common Stock issuable within 60 days upon exercise of stock options held by Mr. McNabb's wife, Mary B. McNabb, a former director of C-Me.
  (7) Includes 15,000 shares of Common Stock directly owned by Ms. Jimenez. Also includes 22,500 shares of Common Stock issuable within 60 days upon exercise of stock options.

                                CHANGE IN CONTROL

C-Me is not aware of any arrangement that would upset the control mechanisms currently in place over the corporation. Although it is conceivable that a third party could attempt a hostile takeover of C-Me, it has not received notice of any such effort.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of June 30, 2002 with respect to compensation plans under which C-Me is authorized to issue shares of its Common Stock, aggregated as follows:

     o   all compensation plans previously approved by security holders; and
     o   all compensation plans not previously approved by security holders.

---------------|----------------------|---------------------|------------------|
               | (a)                  | (b)                 |  (c)             |
---------------|----------------------|---------------------|------------------|
               |                      |                     | Number of        |
               |                      |                     | securities       |
               |                      |                     | remaining        |
               |                      |                     | available for    |
               |                      |                     | future issuance  |
               |                      |                     | under equity     |
               | Number of securities |                     | compensation     |
               | to be issued upon    | Weighted-average    | plans (excluding |
               | exercise of          | exercise price of   | securities       |
               | outstanding options, | outstanding options,| reflected in     |
Plan Category  | warrants and rights  | warrants and rights | column (a))      |
               |                      |                     |                  |
---------------|----------------------|---------------------|------------------|
Equity         |                      |                     |                  |
compensation   |                      |                     |                  |
plans approved |                      |                     |                  |
by security    |                      |                     |                  |
holders        |           0          |          0          |           0      |
---------------|----------------------|---------------------|------------------|
Equity         |                      |                     |                  |
compensation   |                      |                     |                  |
plans not      |                      |                     |                  |
approved by    |                      |                     |                  |
security       |                      |                     |                  |
holders(1)     |      1,697,052 (2)   |        $4.59        |           0      |
               |                      |                     |                  |
---------------|----------------------|---------------------|------------------|
               |                      |                     |                  |
Total          |        1,697,052     |        $4.59        |           0      |
               |                      |                     |                  |
---------------|----------------------|---------------------|------------------|

(1) C-Me's Board of Directors has recommended that the company's shareholders ratify and approve C-Me's 1996, 1999 and 2001 stock option plans at the Annual Meeting, which include 1,427,885 of securities to be issued upon exercise of outstanding options, warrants and rights with a weighted-average exercise price of $3.54. There are 1,822,115 securities remaining available for future issuance under equity compensation plans. A summary of the material terms of each of the stock option plans is provided under Proposal Nos. 3, 4 and 5, respectively, of this Proxy Statement.

(2)      Includes   warrants  issued  to   Burlington  Coat  Factory   Warehouse
         Corporation ("BCF"), Factory 2-U Stores, Inc. ("F2U"), Imperial Bank, and to various broker dealers as follows:

                  Burlington Coat Factory - On October 15, 1997, C-Me granted BCF a warrant to purchase shares of Common Stock of C-Me equaling 10% of the issued and outstanding Common Stock of C-Me on a fully diluted basis on the date of grant (maximum of 828,118 shares as of June 30, 2002). As of June 30, 2002, the exercise price ranged from $4.00 to $9.00 per share. The warrant expired on October 15, 2002 and is therefore no longer outstanding. The warrant is exercisable for a period of five years from the date of grant and has standard piggy-back registration rights.

                  Imperial Bank - On February 10, 1999, C-Me granted Imperial Bank a warrant to purchase 20,000 shares of Common Stock of C-Me at $8.00 per share, or the initial public offering price, whichever is less. The warrant will expire on February 10, 2004.

                  Factory 2-U Stores - On May 25, 2000, C-Me granted F2U a warrant pursuant to a joint marketing and cooperation agreement. The warrant entitles F2U to purchase 838,119 shares of Common Stock of C-Me at $4.878 per share, which equaled 10% of the issued and outstanding shares of Common Stock of C-Me immediately following the closing of its private placement in June 2000 and the price at which the shares sold in the private placement. The warrant is exercisable for a period of five years from the date of grant, or May 25, 2005, and has standard piggy-back registration rights.

                  Broker-Dealers - C-Me issued Common Stock warrants, subject to certain conditions and restrictions as defined in warrant agreements, to broker-dealers who sold shares of Common Stock in C-Me's registered offering in 1999. The exercise price of the warrants is 165% of C-Me's initial public offering price ($13.20 per share). As of June 30, 2002, there were 10,815 warrants outstanding under these agreements. The warrants will expire on May 13, 2004.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation that C-Me has paid to its Named Executive Officers for the three fiscal years ended June 30, 2002, 2001 and 2000, respectively. With the exception of Mr. Frank Yuan, no executive officer or director received more than $100,000 in annual compensation during the year ended June 30, 2002. The table does not reflect certain personal benefits, which in the aggregate are less than ten percent of each Named Executive Officer's salary and bonus. C-Me does not currently have a long-term compensation plan and does not grant any long-term compensation to its executive officers. No other compensation was granted for the periods covered.


---------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------

                      Annual Compensation           Long-Term Compensation
                      ------------------------      ----------------------------------
                                                    Awards                   Pay-Outs
                                                    ---------------------    ---------

                                       Other                    Securities            All
                                       Annual       Restricted  Under-                Other
Name and     Fiscal                    Compen-      Stock       lying        LTIP     Compen-
Principal    Year     Salary   Bonus   sation       Award(s)    Options/     Payouts  sation
Position     Ended    ($)      ($)     ($)          ($)         SARs (#)     ($)      ($)
---------------------------------------------------------------------------------------------

FRANK S.     2002     $150,000 $0      $0           $0          5,000        $0       $0
YUAN         2001     $        $       $            $           -0-          $        $
Chairman     2000     $        $       $            $           525,000      $        $
and CEO(1)
---------------------------------------------------------------------------------------------

STOCK OPTION GRANTS

The following table sets forth information with respect to options to purchase Common Stock granted to each of C-Me's Named Executive Officers during its most recent fiscal year ended June 30, 2002:
--------------------------------------------------------------------------------

           Number of       Percent of Total
           Securities      Options/SARs       Exercise or Base
           Underlying      Granted to         Price
           Options/SARs    Employees in       ($/Share)
Name       Granted         Fiscal Year (1)                      Expiration Date
--------------------------------------------------------------------------------
FRANK S.   5,000           2.25%              $0.20/share       12/21/11
YUAN
Chairman
and CEO
--------------------------------------------------------------------------------
 (1) The total number of stock options granted to employees of C-Me during the fiscal year ended June 30, 2002 was 222,500.

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

The following table sets forth information with respect to fiscal year-ended June 30, 2002 option values. No stock options were exercised by our Named Executive Officers during the fiscal year ended June 30, 2002.

--------------------------------------------------------------------------------

                                                               Value of
                                               Number of       unexercised
                                               Unexercised     in-the-money
                                               options/SARs    options/SARs at
             Shares                            at FY-end (#)   FY-end ($)
             acquired on      Value Realized   exercisable /   exercisable /
Name         on exercise(#)        ($)         unexercisable   unexercisable (1)
--------------------------------------------------------------------------------
FRANK S.         ----              ----         530,000 / 0        $0 / $0
YUAN
Chairman
and CEO
--------------------------------------------------------------------------------
(1) The amounts in this column are calculated using the difference between the closing market price of C-Me's common stock at the 2002 fiscal year-end and the option exercise prices. The closing market price of C-Me's common stock was less than the option exercise prices.

COMPENSATION OF DIRECTORS

All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as directors of C-Me.

C-Me has also compensated its directors with stock options for their service as directors. During the fiscal year ended June 30, 2002, the following C-Me directors received nonqualified stock options from C-Me's 2001 Stock Option Plan for their service as directors, each receiving an option to purchase 5,000 shares of Common Stock: Mr. Frank Yuan; Mr. Charles H. Rice; Ms. Deborah Shamaley; Mr. John F. Busey; and Mr. James Vandeberg. Ms. Mary B. McNabb received a nonqualified stock option to purchase 20,000 shares of Common Stock from C-Me's 2001 Stock Option Plan. Also during the fiscal year ended June 30, 2002, Ms. McNabb received a nonqualified stock option from C-Me's 1999 Stock Option Plan to purchase 30,000 shares of Common Stock. C-Me anticipates granting additional stock options to its directors as compensation for their service as directors.

EMPLOYMENT CONTRACTS

C-Me does not currently have any employment contracts with its executive officers or any other employee.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires C-Me's directors, executive officers and persons who own more than ten percent of its Common Stock to file with the Securities Exchange Commission and the company reports on Forms 3, Forms 4 and Forms 5 reflecting transactions affecting beneficial ownership. Based solely upon C-Me's review of copies of such forms received by it, C-Me believes that, during fiscal year ended June 30, 2002, the following persons did not timely file Forms 3 and Forms 4 reporting transactions affecting their beneficial ownership.
                                                      Number of Transactions Not
Name of Reporting Person   Number of Late Reports     Reported on a Timely Basis
------------------------   ----------------------     --------------------------
Frank S. Yuan                      Form 4                         2
Charles H. Rice                    Form 4                         1
Deborah Shamaley                   Form 4                         1
John F. Busey                      Form 4                         2
Mary B. McNabb                     Form 4                         3
James L. Vandeberg                 Form 4                         2
Luz Jimenez                    Form 3; Form 4                     6


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No transactions with management or other parties occurred since the beginning of C-Me's last fiscal year that would otherwise be reported under this section.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED ABOVE.


--------------------------------------------------------------------------------

PROPOSAL NO. 2:  RATIFY APPOINTMENT OF INDEPENDENT AUDITORS FOR 2003

--------------------------------------------------------------------------------

Squar, Milner, Reehl & Williamson, LLP of Newport Beach, California, served as C-Me's independent auditors for the fiscal year ended June 30, 2002, and has been selected by the Board of Directors to continue as its independent auditors for the fiscal year ending June 30, 2003.

Although the appointment of Squar, Milner, Reehl, & Williamson, LLP is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending June 30, 2003. In the event that the votes in opposition to ratification exceed the votes in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of C-Me to select other auditors for the fiscal year ending June 30, 2003.

A representative from Squar, Milner, Reehl & Williamson, LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the meeting.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Effective August 15, 2001, the Board of Directors of C-Me approved a change of accountants dismissing BDO Seidman, LLP ("BDO") of Los Angeles, California, and engaging Corbin and Wertz of Irvine, California, as its principal independent accountants to audit its financial statements.

C-Me believes, and has been advised by BDO that it concurs with such belief, that, for the fiscal year ended June 30, 2000 and in the subsequent periods through the date of dismissal, C-Me and BDO did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO would have caused it to make reference in connection with its report on C-Me's financial statements to the subject matter of the disagreement. The report of BDO on C-Me's financial statements for the fiscal year ended June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion. Prior to engaging Corbin & Wertz on August 15, 2001, C-Me, or someone on its behalf, did not consult with the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on C-Me's financial statements, and no written or oral advice was provided by the new accountants that was an important factor considered by C-Me in reaching a decision as to an accounting, auditing or financial reporting issue. C-Me has furnished the above disclosure, made in response to Item 304(a) of Regulation S-B, to both BDO Seidman, LLP and Corbin & Wertz for their review.

Effective January 30, 2002, the Board of Directors of C-Me approved a change of accountants dismissing Corbin & Wertz of Irvine, California, and engaging Squar, Milner, Reehl & Williamson, LLP of Newport Beach, California, as its principal independent accountants to audit its financial statements.

C-Me believes, and has been advised by Corbin & Wertz that it concurs with such belief, that, for the fiscal year ended June 30, 2001 and in the subsequent periods through the date of dismissal, C-Me and Corbin & Wertz did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Corbin & Wertz would have caused it to make reference in connection with its report on C-Me's financial statements to the subject matter of the disagreement. The report of Corbin & Wertz on C-Me's financial statements for the fiscal year ended June 30, 2001 did not contain an adverse opinion or a disclaimer of opinion. Prior to engaging Squar, Milner, Reehl & Williamson, LLP on January 30, 2002, C-Me, or someone on its behalf, did not consult with the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on C-Me's financial statements, and no written or oral advice was provided by the new accountants that was an important factor considered by C-Me in reaching a decision as to an accounting, auditing or financial reporting issue. C-Me has furnished the above disclosure, made in response to Item 304(a) of Regulation S-B, to both Squar, Milner, Reehl & Williamson, LLP and Corbin & Wertz for their review.

FEES PAID TO PRINCIPAL INDEPENDENT ACCOUNTANTS

During the fiscal year ended June 30, 2002, Squar, Milner, Reehl & Williamson, LLP and Corbin & Wertz, Independent Accountants, billed C-Me the fees set forth below in connection with services rendered by those firms to C-Me.

         AUDIT FEES. For professional services rendered by Squar, Milner, Reehl & Williamson, LLP for the audit of C-Me's financial statements for the fiscal year ended June 30, 2002, Squar, Milner, Reehl & Williamson, LLP billed C-Me fees in the aggregate amount of $34,100. For reviews of unaudited financial statements included in C-Me's Quarterly Reports on Form 10-QSB for the fiscal year ended June 30, 2002, Squar, Milner, Reehl & Williamson, LLP billed C-Me fees in the aggregate amount of $5,400. For professional services rendered by Corbin & Wertz for reviews of the unaudited financial statements included in C-Me's Quarterly Reports on Form 10-QSB for the fiscal year ended June 30, 2002, Corbin & Wertz billed C-Me fees in the aggregate amount of $4,500.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended June 30, 2002, neither Squar, Milner, Reehl & Williamson, LLP nor Corbin & Wertz rendered professional services to C-Me in connection with (i) directly or indirectly operating, or supervising the operation of C-Me's information system or managing its local area network, (ii) designing or implementing a hardware or software system that aggregates source data underlying C-Me's financial statements or generates information that is significant to C-Me's financial statements taken as a whole or (iii) assessing, designing and implementing internal accounting controls and risk management controls. Therefore, neither Squar, Milner, Reehl & Williamson, LLP nor Corbin & Wertz billed C-Me fees for such types of services because no such services were rendered.

         ALL OTHER FEES. For professional services other than those described above rendered by Squar, Milner, Reehl & Williamson, LLP and Corbin & Wertz to C-Me for the fiscal year ended June 30, 2002, Corbin & Wertz billed C-Me fees in the aggregate amount of $6,380 for auditor communications, coordination and re-issuance of its audit report concerning the audited financial statements of C-Me for the fiscal year ended June 20, 2001.

Pursuant to Item 9(e)(4) of Schedule 14A, the Audit Committee has considered the provision of services provided in the above referenced items and has determined that the provision of these services is compatible with maintaining the principal auditor's independence.

There were no hours expended on the principal auditor's engagement to audit C-Me financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal auditor's full-time, permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

If the shareholders do not ratify the Board's selection of Squar, Milner, Reehl & Williamson, LLP, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending June 30, 2003.


--------------------------------------------------------------------------------

PROPOSAL NO. 3: RATIFY AND APPROVE THE BOARD'S ADOPTION OF THE 1996 STOCK OPTION PLAN

--------------------------------------------------------------------------------

C-Me's stockholders are being asked to act upon a proposal to ratify and approve the 1996 Stock Option Plan (the "1996 Plan"). C-Me's Board of Directors adopted the 1996 Plan in September 1996.

Ratification of the 1996 Plan requires the approval of a majority of the shares represented in person or by proxy and voting at the Annual Meeting. Although the 1996 Plan does not require shareholder approval, C-Me is seeking ratification and approval as a matter of good corporate practice. If the shareholders do not ratify and approve the 1996 Plan, C-Me's Board of Directors will consider what should be done in light of C-Me's need to use stock options to attract, retain and motivate its employees. A general description of the principal terms of the 1996 Plan is set forth below. Unless otherwise marked, all properly signed and returned proxies will be voted FOR Proposal No. 3.

MATERIAL FEATURES OF THE 1996 PLAN

A copy of the 1996 Plan is attached as Appendix B to this Proxy Statement and the description of the 1996 Plan set forth below is qualified in its entirety by reference to the full text of the 1996 Plan. In addition, C-Me makes no guarantee as to the tax consequences described below with respect to the grant or exercise of an option, or sale of the stock covered by an option.

         PURPOSE. The purpose of the 1996 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants and independent contractors of C-Me, or any subsidiary thereof, may be granted nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide an additional incentive for such persons to exert maximum efforts for the success of C-Me and its affiliates by encouraging stock ownership in the Company.

The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 1996 Plan is 250,000 shares. Shares issuable under the 1996 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of C-Me.

         ADMINISTRATION. Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 2002 Plan shall be administered by the Board of Directors of C-Me (the "Board") or, in the event the Board shall appoint and/or authorize a committee to administer the 1996 Plan, by such committee. All references in the 1996 Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Except for the terms and conditions explicitly set forth in the 1996 Plan, and subject to applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee has the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. In determining the employees to whom stock options shall be granted and the number of shares subject to such stock options, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contribution to the success of C-Me or its subsidiary, and such other factors as the Committee in its discretion shall deem relevant. An employee who has been granted an option under the 1996 Plan may be granted an additional option or options under the 1996 Plan if the Committee shall so determine. Subject to the provisions of the 1996 Plan, the Committee has complete authority to interpret the 1996 Plan, to prescribe, amend, and rescind rules and regulations relating to it and to make other determinations necessary or advisable in the administration of the Plan.

         EXERCISE OF OPTIONS. The exercise price is determined by the Committee at the time of the stock option grant; provided, however, any such determined price shall not be less than the Fair Market Value of the Common Stock. Options granted under the 1996 Plan may be exercised in whole at any time, or in part from time to time with respect to whole vested shares only, within the period permitted for the exercise thereof. Options shall be exercised by written notice of intent to exercise the option with respect to a specified number of shares delivered to C-Me at its principal office in the State of California, accompanied by payment in full of the amount of the option price for the number of shares of Common Stock with respect to which the option is then exercised.

         VESTING. The options granted under the 1996 Plan vest as follows: (a) fifty percent (50%) after two (2) years of full-time continuous employment with C-Me; and (b) fifty percent (50%) after three (3) years of full-time continuous employment with C-Me. Alternatvely, the 1996 Plan provides that a stock option may be exercised with respect to: (1) fifty percent (50%) of the underlying shares either: (i) six (6) months after C-Me's first public offering is declared effective, or (ii) the first day after the expiration of any holdback or similar period that may be imposed upon C-Me by the its underwriter(s) in such public offering, whichever is later; and (2) fifty percent (50%) of the underlying shares either: (x) one (1) year after C-Me's first public offering is declared effective, or (y) one (1) year after the expiration of any holdback or similar period that may be imposed upon C-Me by its underwriter(s) in such public offering, whichever is later.

Notwithstanding any provisions contained elsewhere the 1996 Plan to the contrary, stock options granted under the 1996 Plan may in no event be exercised unless and until the optionee shall have remained in the full-time continuous employ of C-Me for twelve (12) consecutive months from and after the date of the stock option grant.

         TRANSFERS. No option granted under the 1996 Plan is transferable or assignable by an optionee other than by will or the laws of descent and distribution. During the lifetime of an optionee, the option is exercisable only by the optionee. No option can be pledged or hypothecated in any way and no option can be subject to execution, attachment, or similar process except with the written consent of the Committee.

         ADJUSTMENTS. In the event that the outstanding shares of C-Me's Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of C-Me or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend: (a) the aggregate number and kind of shares subject to stock options which may be granted under the 1996 Plan are to be adjusted appropriately; and (b) rights under outstanding options granted under the 1996 Plan both as to the number of subject shares and the option price, are to be adjusted appropriately; provided, however, that if, in connection with a reorganization, there exists an agreement which specifically provides for the change, conversion, or exchange of shares under outstanding and unexercised options for securities of another company, then the Committee will adjust the shares under such outstanding and unexercised options in a manner not inconsistent with the reorganization agreement. All adjustments and determinations shall be made solely by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

         TERMINATION OF EMPLOYMENT. If an optionee's employment with C-Me terminates at any time after the grant of the option by the optionee for any reason other than by death or disability, then the optionee has the right, during the period ending 90 days after such termination, to exercise the option to the extent that it was exercisable at the date of such termination of employment and shall not have been theretofore exercised. If an optionee's employment with C-Me shall be terminated at any time after the grant of the option by C-Me for any reason, then any unexercised and vested option terminates on the tenth anniversary of the date of grant of the option. In the event of the death of an optionee who was at the time of death employed by C-Me and who had been in continuous employment since the date of grant of the option, any unexercised vested option terminates on the tenth anniversary of the date of grant of the option. Under these circumstances, a vested option will be exercisable at any time prior to such termination by the optionee's estate, or by such person or persons who have acquired the right to exercise the option by the bequest or by inheritance or by reason of the death of the optionee. In the event an optionee must terminate his or her employment with C-Me by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the optionee had been in continuous employment with C-Me since the date of grant of the option, then any unexercised and vested option terminates on the tenth anniversary of the date of grant of the option.

         CALL OPTION. In the event an optionee's employment with C-Me is terminated, whether voluntary or involuntary, with or without cause for any reason whatsoever or for no reason (the "Call Option Event"), C-Me has the irrevocable right and option to purchase (the "Call Option") from such optionee and/or from his or her spouse, donees or legal representative all of the shares purchased by such optionee pursuant to a stock option granted under the 1996 Plan (the "Purchased Shares"), and the optionee shall have the obligation to sell the Purchased Shares upon and to the extent of C-Me's exercise of the Call Option. The purchase price to be paid for each of the Purchased Shares upon and to the extent of the Call Option is exercised shall be the greater of: (1) the highest price per share which C-Me obtains from selling its common shares during the period ending on the last day of the month preceding the date the Call Option is exercised and commencing six (6) months prior to thereto (the "Pricing Period"); or (2) the fair market value of one share of Common Stock of C-Me as of the last quarter of the fiscal year preceding the date the Call Option is exercised, as determined by an independent appraiser selected and paid for by C-Me.

         TERM; AMENDMENTS. The 1996 Plan terminates on September 30, 2006. The Board may at any time, upon recommendation of the Committee, terminate the 1996 Plan prior to September 30, 2006, and may at any time and from time to time and in any respect, amend or modify the 1996 Plan; provided that no termination, amendment, or modification of the 1996 Plan will in any manner affect any stock option previously granted under the 1996 Plan without consent of the optionee.

CLASSES OF PERSONS ELIGIBLE TO PARTICIPATE

All employees of C-Me and its subsidiaries, currently 12 persons, are eligible to participate in the 1996 Plan. The Committee may grant stock options to any eligible employee in accordance with such determination as the Committee from time to time in its sole discretion shall make.

GRANTS UNDER THE 1996 PLAN

The following table discloses all stock options that have been granted to each of the following under the 1996 Plan as of June 30, 2002. No further stock options will be granted under the 1996 Plan.

|-------------------------------------|----------------------------------------|
|                                     |                                        |
|                                     |                                        |
|                                     |         1996 Stock Option Plan         |
|                                     |                                        |
|                                     |                                        |
|                                     |---------------------|------------------|
|                                     | Market Value as of  |  Number of Units |
|Name and Position                    | June 30, 2000($)(1) |    Received      |
|-------------------------------------|---------------------|------------------|
|Frank S. Yuan, CEO                   |         $0          |       10,000     |
|-------------------------------------|---------------------|------------------|
|Executive Group (2)                  |         $0          |       25,000     |
|-------------------------------------|---------------------|------------------|
|Non-Executive Director Group         |         $0          |       75,000     |
|-------------------------------------|---------------------|------------------|
|Non-Executive Officer Employee Group |         $0          |       95,000     |
|-------------------------------------|---------------------|------------------|
|Consultants and Advisors             |         $0          |          0       |
|-------------------------------------|---------------------|------------------|
(1) The amounts in this column are calculated using the difference between the closing market prices of C-Me's Common Stock at the 2002 fiscal year-end, $0.33 per share, and the option exercise prices. The closing market price of C-Me's Common Stock was less than the option exercise price, which was $0.40 for all options granted.
(2) This amount includes options granted to Frank S. Yuan, CEO.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

The following is a brief summary of certain of the United States federal income tax consequences relating to nonqualified stock options granted to optionees based on federal income tax laws currently in effect. This summary applies to the stock options granted and is not intended to provide or supplement tax advice to the optionees. The summary contains general statements based on current United States federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The stock options are not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as those granted by C-Me under its stock option plans, and C-Me is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. Upon the exercise of a nonqualified stock option, C-Me may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied, and subject to the application of
Section 162(m) of the Code, which may limit the deduction to C-Me.

Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 3.

If the  shareholders  do not ratify the Board of Directors  adoption of the 1996
Plan: (1) C-Me will remain contractually bound to the stock option agreements with each of the optionees based upon the previous approval of the grant and issuance of the stock options by the Board of Directors; and (2) it may complicate C-Me's ability to have its Common Stock listed on a stock market or exchange in the future.


--------------------------------------------------------------------------------

PROPOSAL NO. 4: RATIFY AND APPROVE THE BOARD'S ADOPTION OF THE 1999 STOCK OPTION PLAN

--------------------------------------------------------------------------------

C-Me's stockholders are being asked to act upon a proposal to ratify and approve the 1999 Stock Option Plan (the "1999 Plan"). C-Me's Board of Directors adopted the 1999 Plan in October 1999.

Ratification of the 1999 Plan requires the approval of a majority of the shares represented in person or by proxy and voting at the Annual Meeting. Although the 1999 Plan does not require shareholder approval, C-Me is seeking ratification and approval as a matter of good corporate practice. A general description of the principal terms of the 1999 Plan is set forth below. Unless otherwise marked, all properly signed and returned proxies will be voted FOR Proposal No. 4.

MATERIAL FEATURES OF THE 1999 PLAN

A copy of the 1999 Plan is attached as Appendix C to this Proxy Statement and the description of the 1999 Plan set forth below is qualified in its entirety by reference to the full text of the 1999 Plan. In addition, C-Me makes no guarantee as to the tax consequences described below with respect to the grant or exercise of an option, or sale of the stock covered by an option.

         PURPOSE. The purpose of this Plan is to provide additional incentives to key employees, officers, directors and consultants of C-Me, and any of its subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with those corporations and otherwise promoting the success of the business activities of such corporations. It is intended that options issued under the 1999 Plan constitute nonqualified stock options.

         SHARES RESERVED. The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 1999 Plan is 2,000,000 shares. However, no more than 250,000 of such shares may be issued to consultants unless the Board determines otherwise. During the term of the 1999 Plan, C-Me will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the 1999 Plan. Shares issuable under the 1999 Plan may be either treasury shares or authorized but unissued shares. If any outstanding stock option expires or becomes unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such stock option will again become available for other stock option grants. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of C-Me.

         ADMINISTRATION. The 1999 Plan is administered by the Board directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of whom must be nonemployee directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee must continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefore, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the committee and thereafter to directly administer the 1999 Plan as a Committee of the whole.

Except for the terms and conditions explicitly set forth in the 1999 Plan, and subject to applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") the Committee shall have the authority, in its discretion to:

                  (1) Determine the persons to whom stock options are to be granted, the times of grant, and the number of shares to be represented by each option;
                  (2)     interpret the 1999 Plan;
                  (3) authorize any person or persons to execute and deliver stock option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of options by the Committee; and
                  (4) make all other determinations and take all other actions which the Committee deems necessary or appropriate to administer the 1999 Plan in accordance with its terms and conditions.

         EXERCISE OF OPTIONS. Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. The option exercise price under the 1999 Plan for shares of Common Stock to be issued upon exercise of a stock option is the weighted average closing price of the Common Stock for the thirty (30) calendar days prior to the date of grant.

         VESTING. The grant date of a stock option, for all purposes, is the date the Committee makes the determination granting the stock option, as set forth in the option agreement. All stock options shall vest as follows: (i) for consultants, 100% upon completion of the project by the consultant and acceptance of the project by C-Me; (ii) for newly hired employees, 25% shall vest 6 months after the date of employment and 4.16% per month thereafter; (iii) for existing employees; 4.16% per month commencing with date of grant.

         ADJUSTMENTS. The 1999 Plan provides for adjustment in the number of shares reserved and in the shares covered by each outstanding option in the event of a stock dividend or stock split and may provide, in the Committee's discretion, for vesting of options and removal of restrictions on options in the event of certain corporate transactions, including a change of ownership or control of C-Me. Generally, a change in control will occur for purposes of the 1999 Plan in the event of the acquisition by any person of beneficial ownership of 50% or more of C-Me's voting stock, other than an acquisition directly from C-Me or as part of a business combination approved by the Board.

         TERM OF OPTIONS. An option granted under the 1999 Plan is not exercisable after the expiration of ten (10) years from the date such option is granted. The term of each option granted is determined by the Committee in its discretion.

         TERMINATION OF EMPLOYMENT. In the event of the death of an optionee who at the time of his death was an employee and who had been in continuous status as an employee since the date of grant of the option, the option terminates on the earlier of (i) six (6) months after the date of death of the optionee, or
(ii) the expiration date otherwise provided in the optionee's option agreement. Under these circumstances, the option will be exercisable at any time prior to such termination by the optionee's estate, or by such person or persons who have acquired the right to exercise the option by bequest or by inheritance or by reason of the death of the optionee.

If an optionee's status as an employee is terminated at any time during the option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the optionee had been in continuous status as an employee at all times between the date of grant of the option and the termination of his status as an employee, the option terminates on the earlier of (i) one (1) year after the date of termination of his or her status as an employee, or (ii) the expiration date otherwise provided in the optionee's option agreement.

If an optionee's status as an employee is terminated at any time after the grant of an option by the optionee for any reason other than death or disability, and not by C-Me, the option terminates on the earlier of (i) thirty (30) days following termination of status as an employee, or (ii) the expiration date otherwise provided in the option agreement. If an optionee's status as an employee is terminated at any time after the grant of an option by C-Me for any reason, then the option terminates on the date of termination of status as an employee.

         TRANSFERS. No option granted under the 1999 Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

         AMENDMENT; EARLY TERMINATION. The Board may terminate or amend the 1999 Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted options, which would remain in full force and effect notwithstanding any amendment or termination of the 1999 Plan. Shareholder approval of any amendments to the 1999 Plan must be obtained whenever required by applicable law(s).

         TERM OF PLAN. The 1999 Plan was effective on the date of adoption of the Plan by the Board, or October 1, 1999. Unless sooner terminated as provided in the 1999 Plan, the 1999 Plan will terminate on the tenth (10th) anniversary following the date of adoption of the 1999 Plan, or October 1, 2009.

CLASSES OF PERSONS ELIGIBLE TO PARTICIPATE

All employees, officers, directors and consultants of C-Me and its subsidiaries are eligible to participate in the 1999 Plan. The grant of stock options under the 1999 Plan is entirely discretionary with the Committee, and the adoption of the 1999 Plan does not confer upon any person any right to receive any stock option unless and until granted by the Committee, in its sole discretion. Neither the adoption of the 1999 Plan nor the grant of any stock option to any person confers any right to continued employment, nor does it interfere in any way with that person's right or that of the C-Me to terminate the person's employment at any time.

GRANTS UNDER THE 1999 PLAN

The following table discloses all stock options that have been granted to each of the following under the 1999 Plan as of June 30, 2002.

|-------------------------------------|----------------------------------------|
|                                     |                                        |
|                                     |          1999 Stock Option Plan        |
|                                     |                                        |
|                                     |                                        |
|                                     |-----------------------|----------------|
|                                     | Market Value as of    | Number of Units|
| Name and Position                   | June 30, 2000($)(1)   |    Received    |
|-------------------------------------|---------------------- |----------------|
| Frank S. Yuan, CEO                  |          $0           |      515,000   |
|-------------------------------------|-----------------------|----------------|
| Executive Group (2)                 |          $0           |      535,000   |
|-------------------------------------|-----------------------|----------------|
| Non-Executive Director Group        |          $0           |      305,315   |
|-------------------------------------|-----------------------|----------------|
| Non-Executive Officer Employee Group|          $0           |       37,420   |
|-------------------------------------|-----------------------|----------------|
| Consultants and Advisors            |          $0           |      365,750   |
|-------------------------------------|-----------------------|----------------|
(1) The amounts in this column are calculated using the difference between the closing market prices of C-Me's Common Stock at the 2002 fiscal year-end, $0.33 per share, and the option exercise prices, which range from $0.20 to $8.47 per share. The closing market price of C-Me's Common Stock was less than the option exercise price for the majority of stock options granted.
(2) This amount includes options granted to Frank S. Yuan, CEO.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

See the section under Proposal No. 3 above entitled "U.S. Federal Income Tax Consequences Relating to Stock Options", which is incorporated herein by reference.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 4.

If the  shareholders  do not ratify the Board of Directors  adoption of the 1999
Plan: (1) C-Me will remain contractually bound to the stock option agreements with each of the optionees based upon the approval of the grant and issuance of the stock options by the Board of Directors; and (2) it may complicate C-Me's ability to have its Common Stock listed on a stock market or exchange in the future.

--------------------------------------------------------------------------------

PROPOSAL NO. 5: RATIFY AND APPROVE THE BOARD'S ADOPTION OF THE 2001 STOCK OPTION PLAN

--------------------------------------------------------------------------------

C-Me's stockholders are being asked to act upon a proposal to ratify and approve the 2001 Stock Option Plan (the "2001 Plan"). C-Me's Board of Directors adopted the 2001 Plan in December 2001.

Ratification of the 2001 Plan requires the approval of a majority of the shares represented in person or by proxy and voting at the Annual Meeting. Although the 2001 Plan does not require shareholder approval, C-Me is seeking ratification and approval as a matter of good corporate practice. If the shareholders do not ratify and approve the 2001 Plan, C-Me's Board of Directors will consider what should be done in light of C-Me's need to use stock options to attract, retain and motivate its employees. A general description of the principal terms of the 2001 Plan is set forth below. Unless otherwise marked, all properly signed and returned proxies will be voted FOR Proposal No. 5.

MATERIAL FEATURES OF THE 2001 PLAN

A copy of the 2001 Plan is attached as Appendix D to this Proxy Statement and the description of the 2001 Plan set forth below is qualified in its entirety by reference to the full text of the 2001 Plan. In addition, C-Me makes no guarantee as to the tax consequences described below with respect to the grant or exercise of an option, or sale of the stock covered by an option.

         PURPOSE. The purpose of the 2001 Plan is to provide additional incentives to key employees, officers, directors and consultants of C-Me, and any of its subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with those corporations and otherwise promoting the success of the business activities of such corporations. It is intended that options issued under the 2001 Plan constitute nonqualified stock options.

         SHARES RESERVED. The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 2001 Plan is 1,000,000 shares. During the term of the 2001 Plan, C-Me will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the 2001 Plan. Shares issuable under the 2001 Plan may be either treasury shares or authorized but unissued shares. If any outstanding stock option expires or becomes unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such stock option will again become available for other stock option grants. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of C-Me.

         ADMINISTRATION. The 2001 Plan is administered by the Board directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of whom must be nonemployee directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee must continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefore, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the committee and thereafter to directly administer the 2001 Plan as a Committee of the whole.

Except for the terms and conditions explicitly set forth in the 2001 Plan, and subject to applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") the Committee shall have the authority, in its discretion to:

                       (1) Determine the persons to whom stock options are to be granted, the times of grant, and the number of shares to be represented by each option;
                       (2)    interpret the 2001 Plan;
                       (3) authorize any person or persons to execute and deliver stock option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of options by the Committee; and
                       (4) make all other determinations and take all other actions which the Committee deems necessary or appropriate to administer the 2001 Plan in accordance with its terms and conditions.

         EXERCISE OF OPTIONS. Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. The option exercise price for the shares of Common Stock to be issued under the 2001 Plan is the average of the closing bid prices of C-Me's Common Stock as reported on the National Association of Securities Dealers Automated Quotation System for the National Market, ("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be.

         VESTING. The grant date of a stock option, for all purposes, is the date the Committee makes the determination granting the stock option, as set forth in the option agreement. The vesting schedule for stock options granted under the 2001 Plan is determined by the Committee in its discretion and is provided in each option agreement.

         ADJUSTMENTS. The 2001 Plan provides for adjustment in the number of shares reserved and in the shares covered by each outstanding option in the event of a stock dividend or stock split and may provide, in the Committee's discretion, for vesting of options and removal of restrictions on options in the event of certain corporate transactions, including a change of ownership or control of C-Me. Generally, a change in control will occur for purposes of the 2001 Plan in the event of the acquisition by any person of beneficial ownership of 50% or more of C-Me's voting stock, other than an acquisition directly from C-Me or as part of a business combination approved by the Board.

         TERM OF OPTIONS. An option granted under the 2001 Plan is not exercisable after the expiration of ten (10) years from the date such option is granted. The term of each option granted is determined by the Committee in its discretion.

         TERMINATION OF EMPLOYMENT. In the event of the death of an optionee who at the time of his or her death was an employee and who had been in continuous status as an employee since the date of grant of the option, any unexercised and vested option terminates on the tenth anniversary of the date of grant of the option. Under these circumstances, the option will be exercisable at any time prior to such termination by the optionee's estate, or by such person or persons who have acquired the right to exercise the option by bequest or by inheritance or by reason of the death of the optionee. Any Common Stock subject to an unvested option shall revert back into the pool of Common Stock established under the 2001 Plan and shall be available for grant pursuant to a new option.

If an optionee's status as an employee is terminated at any time during the option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the optionee had been in continuous status as an employee at all times between the date of grant of the option and the termination of optionee's status as an employee, any unexercised and vested option terminates on the tenth anniversary of the date of grant of the option. Any Common Stock subject to an unvested option shall revert back into the pool of Common Stock established under the 2001 Plan and shall be available for grant pursuant to a new option.

Unless otherwise determined by the Committee or otherwise stated in an option agreement, if an optionee's status as an employee is terminated by the employee at any time after the grant of a stock option for any reason other than death or disability, then any unexercised and vested option terminates 90 days following optionee's termination of status as an employee. Any Common Stock subject to an unvested option shall revert back into the pool of Common Stock established under the 2001 Plan and shall be available for grant pursuant to a new option.

Unless otherwise determined by the Committee or otherwise stated in any option agreement, if an optionee's status as an employee is terminated by C-Me and such termination is not for "cause", any unexercised and vested option terminates on the tenth anniversary of the date of grant of the option. Any Common Stock subject to an unvested option shall revert back into the pool of Common Stock established under the 2001 Plan and shall be available for grant pursuant to a new option. Unless otherwise determined by the Committee or otherwise stated in any option agreement, if an optionee's status as an employee is terminated by C-Me, and such termination is for "cause" (such termination being referred to as a "Termination for Cause") at any time after the grant of an option by C-Me, then all options (both vested and unvested) shall terminate on the date of termination of optionee's status as an employee and any Common Stock subject to such options shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new option. Termination for Cause under the 2001 Plan means a termination due to objective evidence of any of the following: (i) material dishonesty related to employment; (ii) fraud;
(iii) conviction of a felony; or (iv) misappropriation of material Company assets or business opportunities. An optionee's attempted resignation to avoid a Termination for Cause shall not be effective if the conduct that ultimately results in the Termination for Cause occurred prior to the attempted resignation.

         TRANSFERS. Except as permitted by the Committee, no stock option granted under the 2001 Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

         AMENDMENT; EARLY TERMINATION. The Board may terminate or amend the 2001 Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted options, which would remain in full force and effect notwithstanding any amendment or termination of the 2001 Plan. Shareholder approval of any amendments to the 2001 Plan must be obtained whenever required by applicable law(s) or stock market regulations.
         TERM OF PLAN. The 2001 Plan was effective on the date of adoption of the Plan by the Board, or December 21, 2001. Unless sooner terminated as provided in the 2001 Plan, the 2001 Plan will terminate on the tenth (10th) anniversary following the date of adoption of the 2001 Plan, or December 21, 2011.

CLASSES OF PERSONS ELIGIBLE TO PARTICIPATE

All employees, officers, directors and consultants of C-Me and its subsidiaries are eligible to participate in the 2001 Plan. The grant of stock options under the 2001 Plan is entirely discretionary with the Committee, and the adoption of the 2001 Plan does not confer upon any person any right to receive any stock option unless and until granted by the Committee, in its sole discretion. Neither the adoption of the 2001 Plan nor the grant of any stock option to any person confers any right to continued employment, nor does it interfere in any way with that person's right or that of the C-Me to terminate the person's employment at any time.

GRANTS UNDER THE 2001 PLAN

The following table discloses all stock options that have been granted to each of the following under the 2001 Plan as of June 30, 2002.

|-------------------------------------|----------------------------------------|
|                                     |                                        |
|                                     |         2001 Stock Option Plan         |
|                                     |                                        |
|                                     |-----------------------|----------------|
|                                     |  Market Value as of   | Number of Units|
| Name and Position                   |  June 30, 2000($)(1)  |    Received    |
|-------------------------------------|-----------------------|----------------|
| Frank S. Yuan, CEO                  |         $650          |      5,000     |
|-------------------------------------|-----------------------|----------------|
| Executive Group (2)                 |         $975          |      7,500     |
|-------------------------------------|-----------------------|----------------|
| Non-Executive Director Group        |         $0            |     90,000     |
|-------------------------------------|-----------------------|----------------|
| Nominees for Election as Director(3)|         $0            |        0       |
|-------------------------------------|-------------------- --|----------------|
| Non-Executive Officer Employee Group|         $875          |     17,500     |
|-------------------------------------|-----------------------|----------------|
| Consultants and Advisors            |         $0            |        0       |
|-------------------------------------|-----------------------|----------------|
(1) The amounts in this column are calculated using the difference between the closing market prices of C-Me's Common Stock at the 2002 fiscal year-end, $0.33 per share, and the option exercise prices, which range from $0.20 to $0.45 per share.
(2) Includes options granted to Frank S. Yuan, CEO.
(3) Includes options granted directly to Donald C. McNabb, Sr. only. All other nominees are current directors.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

See the section under Proposal No. 3 above entitled "U.S. Federal Income Tax Consequences Relating to Stock Options", which is incorporated herein by reference.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 5.

If the  shareholders  do not ratify the Board of Directors  adoption of the 2001
Plan: (1) C-Me will remain contractually bound to the stock option agreements with each of the optionees based upon the approval of the grant and issuance of the stock options by the Board of Directors; and (2) it may complicate C-Me's ability to have its Common Stock listed on a stock market or exchange in the future.

--------------------------------------------------------------------------------

PROPOSAL NO. 6: RATIFY AND APPROVE THE BOARD'S ACTION TO TERMINATE THE LOCK-UP AGREEMENT

--------------------------------------------------------------------------------

You are being asked to ratify action taken by C-Me's Board of Directors to terminate the Lock-Up Agreement dated November 13, 1998.

BACKGROUND

Prior to conducting its first registered offering of its Common Stock pursuant to a Form SB-2 registration statement filed with the Securities and Exchange Commission on August 3, 1998 (File No. 333-60487), as amended, the shareholders of C-Me at the time and C-Me mutually agreed that it was in the best interest of C-Me for the shareholders to restrict the sale of their C-Me shares following the registered offering.

In April 1999, 32 of the Company's 38 shareholders, collectively controlling 5,173,000 shares of C-Me's then-outstanding 5,750,000 shares of Common Stock, entered into a Lock-Up Agreement. By signing the Lock-Up Agreement, the shareholders agreed to trading restrictions dependent on trading price. Shares were to be released from lock-up and sold, subject to compliance with all applicable securities laws, in the following amounts when the two-week weighted-average trading price of the Company's Common Stock achieved the following levels:


               Two-Week                     Percentage of Holder's
           Weighted-Average              Shares (Cumulative)Released
             Trading Price                       From Lock-Up

     -----------------------------       -----------------------------
                $10.00                             Up to 10%
                $15.00                             Up to 20%
                $20.00                             Up to 30%
                $25.00                             Up to 40%
                $30.00                             Up to 50%

Trading restrictions on all shares under the Lock-Up Agreement were to be lifted after the two-week weighted-average trading price of C-Me's Common Stock exceeded $30. C-Me indicated that it will not permit any modifications or amendments, except on a non-discriminatory basis to all shareholders subject to the Lock-Up Agreement.

Since the close of the registered offering in 1999, only ten percent (10%) of the shares of Common Stock subject to the Lock-Up Agreement have been released for resale. This is a much lower number than C-Me anticipated would be released due to the low stock price of C-Me's Common Stock.

Many of the shareholders who are party to the Lock-Up Agreement have requested the release of their shares from the Lock-Up Agreement. Many have owned their shares for more than 2 years. C-Me's management has recommended that the Lock-Up Agreement be terminated and, on August 27, 2002, the Board of Directors approved the termination of the Lock-Up Agreement and recommended approval by C-Me's shareholders at the Annual Meeting.

A copy of the Lock-Up Agreement accompanies this Proxy Statement as Appendix E.

EFFECT OF TERMINATING THE LOCK-UP AGREEMENT

There are approximately 5.1 million shares currently restricted from resale by the Lock-Up Agreement. Even if the Lock-Up Agreement is terminated, the majority of shares that will be released from the Lock-Up Agreement will continue to be subject to the requirements of Rule 144. The following table shows which shares will continue to be restricted from resale under Rule 144 after the Lock-Up Agreement is terminated.

                                                         Rule 144
        Shareholder Group         Number of Shares      Restricted?
        -----------------         ----------------      -----------
        Affiliates                   2,963,000              Yes
        Nonaffiliates                2,137,000              No

In general, a sale under Rule 144 after holding shares for more than one year but less than two years requires compliance with the following material conditions:

     o public information - we must be current in our requirement to file our quarterly and annual reports with the SEC, as well as any reports required to be filed on Form 8-K for material events;
     o volume limitation - during any three-month period a shareholder may not sell more than one percent of our total outstanding shares, as shown on our most recent quarterly or annual report;
     o manner of sale - the shares must be sold in a market transaction through a broker or market maker, generally without solicitation of a buyer; and
     o notice - except for certain de minimis sales, the seller must file a Form 144 with the SEC.

Sales of unregistered securities by an affiliate must always comply with these four conditions. After holding their shares for more than two years, shareholders that are not affiliates may sell their shares without having to comply with these conditions. Rule 144 has a number of exceptions and complications, and any sale under Rule 144 requires an opinion of counsel reasonably satisfactory to us.

Except for the Lock-Up Agreement, there are no contractual restrictions prohibiting the sale of any of C-Me's outstanding shares.

The number of shares covered by the Lock-Up Agreement is approximately 68% of our outstanding shares of Common Stock. The stock price immediately before the Annual Meeting is expected to decline if the Lock-Up Agreement is terminated as we expect the holders of the shares being released to commence selling their stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 6.

If shareholders do not ratify and approve the Board's action to terminate the Lock-Up Agreement, the Lock-Up Agreement will not be terminated.

                      ------------------------------------

PROPOSALS OF SHAREHOLDERS

A shareholder proposal is a shareholder's recommendation or requirement that C-Me and/or its Board of Directors take certain action, which the shareholder intends to present at a meeting of C-Me's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes C-Me should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

         Requirements for Shareholder Proposals to be Considered for Inclusion in C-Me's Proxy Materials. Proposals received from shareholders are given careful consideration by C-Me in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholder proposals are eligible for consideration for inclusion in C-Me's proxy statement for the 2003 Annual Meeting of Shareholders if they are received by C-Me on or before June 30, 2003. Any shareholder proposal should be directed to the attention of the Secretary of C-Me, at 600 South Lake Avenue, Suite 208, Pasadena, California, 91106.

         Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by C-Me on or prior to September 15, 2003 (not more than 90, but not less than 60, days prior to the date of the Annual Meeting). C-Me will have discretionary authority with respect to shareholder proposals submitted for consideration at the 2003 Annual Meeting of Shareholders that are not "timely" within the meaning of Rule 14a-4(c). C-Me reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Shareholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates to: U.S. Stock Transfer Corp.,
Attn: Syed A. Hussaini,1745 Gardena Ave., Suite 200, Glendale, CA 91204-2991. C-Me's transfer agent may also be reached by telephone at (818) 502-1404 or by facsimile at (818) 502-0674.

OTHER MATTERS

C-Me knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                                        By Order of the Board of Directors

                                        /s/ Frank S. Yuan

                                        Frank S. Yuan
                                        Chairman of the Board and
                                        Chief Executive Officer

November 6, 2002

THE BOARD HOPES THAT SHAREHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                               INDEX TO APPENDICES


Appendix          Description
--------          --------------------------------------------------------------

     A            Audit Committee Charter

     B            1996 Stock Option Plan

     C            1999 Stock Option Plan

     D            2001 Stock Option Plan

     E            Lock-Up Agreement

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER
                                       OF
                         CYBER MERCHANTS EXCHANGE, INC.


         This Audit Committee Charter ("Charter") is the duly adopted governing document of the Cyber Merchants Exchange, Inc. ("Company") audit committee ("Committee"), a duly constituted committee of the Company's Board of Directors ("Board").

         1. RESPONSIBILITIES OF THE COMMITTEE. The scope of the Committee's responsibilities shall include the following:

               1.1. General Oversight.  To assist the Board in fulfilling its
                    -----------------
oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process;

               1.2. Independent Auditors.  To select, evaluate, and, where
                    --------------------
appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement);

               1.3. Statement on Independence.  To ensure receipt from the
                    -------------------------
independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

               1.4. Assessment of Independence.  To actively engage in a
                    --------------------------
dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and

               1.5. Oversight of Independence.  To take, or recommend that the
                    -------------------------
full Board take, appropriate action to oversee the independence of the independent auditor.

         2. COMPOSITION OF THE COMMITTEE. Subject to subsections 2.1 through 2.3, the Committee shall be comprised of at least three members, each such member being an independent director, and each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee.

               2.1. Independent Directors.  Independent directors are not
                    ---------------------
officers of the Company and are, in the view of the Board, free of any relationship that would interfere with the exercise of independent judgment. The following persons shall not be considered independent:

                    a. A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

                    b. A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

                    c. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                    d. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other
than those arising solely from investments in the  Company's   securities)  that
exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

                    e. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

               2.2. Financial  Experience.   At  least  one  member  of  the
                    ---------------------
Committee  shall have past  employment  experience  in  finance  or  accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

               2.3. Special   Circumstances.   One   director  who  is  not
                    -----------------------
independent as defined in subsection 2.1 and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

         3. SPECIFIC DUTIES OF THE COMMITTEE. In meeting its responsibilities, the Committee is expected to:

               3.1. Accountability of Independent Auditor.  Communicate to the
                    -------------------------------------
independent auditor its ultimate accountability to the Board and the Committee, as representatives of the shareholders.

               3.2. Specific Responsibilities.  Accomplish its specific
                    -------------------------
responsibilities set forth in subsections 1.2 through 1.5;

               3.3. General Oversight.  In connection with its general oversight
                    -----------------
responsibility,

                    a. Provide an open avenue of communication between the independent auditor and the Board;

                    b.   Review and update the Committee's Charter annually;

                    c. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company;

                    d. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor;

                    e. Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor;

                    f.   Consider and review with the independent auditor:

                         1.   The adequacy of the Company's internal controls
including computerized information system controls and security; and

                         2.   Any related significant findings and
recommendations of the independent auditor together with management's responses thereto;

                    g. Review with management and the independent auditor at the completion of the annual examination:

                         1.   The Company's annual financial statements and
related footnotes;

                         2.   The independent auditor's audit of the financial
statements and its report thereon;

                         3.   Any significant changes required in the
independent auditor's audit plan;

                         4.   Any serious difficulties or disputes with
management encountered during the course of the audit; and

                         5.   Other matters related to the conduct of the audit
which are to be communicated to the Committee under generally accepted auditing standards;

                    h.   Consider and review with management:

                         1.   Significant findings during the year and
management's responses thereto;

                         2.   Any difficulties encountered in the course of the
audit, including any restrictions on the scope of the independent auditor's work or access to required information; and

                         3.   Any changes required in the planned scope of the
independent auditor's plan;

                    i. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements;

                    j. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor;

                    k. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators;

                    l. Meet with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;

                    m. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate;

                    n. Prepare a letter that complies with Item 7 of Schedule 14A under the Securities Exchange Act of 1934 for inclusion in the annual report and/or proxy statement that describes the Committee's composition and responsibilities, and how they were discharged;

                    o. Meet in connection with each regularly scheduled meeting of the Board or more frequently as circumstances require, and the Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary; and

                    p. Perform such other functions as assigned by law, the Company's articles of incorporation or bylaws, or the Board.

         4.    MISCELLANEOUS.  The duties and  responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. Meetings of the Committee shall be noticed and conducted in accordance with the provisions of the Company's articles of incorporation and bylaws governing committees. This Charter may be amended from time to time by act of the Committee, subject to the provisions of the Company's articles of incorporation and bylaws governing committees.

         IN WITNESS WHEREOF, the undersigned hereby evidence the adoption of this Audit Committee Charter as of the last date set forth next to their signatures below.



 /s/ Howard Moore              8/9/00       /s/ Charles H. Rice          8/9/00
--------------------------    --------    --------------------------    --------
        (Signature)             Date              (Signature)             Date

     Howard Moore                               Charles H. Rice
--------------------------                --------------------------
        (Print Name)                              (Print Name)



 /s/ Philip Hawley             8/9/00
--------------------------    --------
        (Signature)             Date

     Philip Hawley
--------------------------
        (Print Name)

                                   APPENDIX B

                             1996 STOCK OPTION PLAN
                           WORLD WIDE MAGIC NET, INC.

                                STOCK OPTION PLAN

                                    ARTICLE I

1.   DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     1.1.      "Board" shall mean the Board of Directors of the Company.

     1.2.      "Code" manes the Internal Revenue Code of 1986, as amended.

     1.3. "Committee" shall mean a committee appointed by the Board to administer the Plan.

     1.4. "Company" shall mean World Wide Magic Net, Inc., a California Corporation.

     1.5. "Option" shall mean an option to purchase Stock granted pursuant to the provision of Article VI hereof.

     1.6. "Optionee" shall mean an employee to whom an Option has been granted hereunder.

     1.7. "Plan" shall mean the 1996 World Wide Magic Net, Inc. Stock Option Plan, the terms of which are set forth herein.

     1.8. "Reorganization" shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

     1.9. "Stock" shall mean the common shares of the Company or, in the event that the outstanding common shares are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

     1.10. "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                   ARTICLE II

2.   THE PLAN

     2.1.      Name.  This plan shall be known as the "1996 World Wide Magic
               ----
Net, Inc. Stock Option Plan."


     2.2.      Purpose.  The purpose of the Plan is to advance the  interests of
               -------
the Company and its shareholders by affording to all employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interest in the Company by the grant to such employees of Options under the terms set forth herein. By thus encouraging such employees to become owners of the Company Shares, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The options granted hereunder are not "incentive stock options" within the meaning of Section 422 of the Code.

     2.3.      Effective Date.  The Plan shall become effective as of September
               --------------
30, 1996.

                                   ARTICLE III

3.   PARTICIPANTS

     All employees of the Company and its Subsidiaries shall be eligible to participate in the Plan. The Committee may grant Options to any eligible employee in accordance with such determination as the Committee from time to time in its sole discretion shall make.

                                   ARTICLE IV

4.   ADMINISTRATION

     4.1.     Duties and Powers of Committee.  The Plan shall be administered by
              ------------------------------
the Committee. The Committee shall elect one of its members as its chairperson and shall hold its meetings at such times and places as it may determine. The Committee may appoint a secretary and shall keep minutes of its meetings. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Options may be granted and the number of shares of Stock to be subject to each Option. In determining the employees to whom Options shall be granted and the number of shares subject to such Options, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contribution to the success of the Company or its Subsidiary, and such other factors as the Committee in its discretion shall deem relevant. An employee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it and to make other determinations necessary or advisable in the administration of the Plan.

     4.2.      Majority  Rule. A majority of the members of the Committee  shall
               --------------
constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee shall constitute the action of the Committee.

     4.3.      Company  Assistance.  The  Company  shall  supply full and timely
               -------------------
information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of the Committee's duties.

     4.4.      Reliance on Reports.  Each member of the Committee shall be fully
               -------------------
justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

     4.5.      Indemnification.  The Company  shall  indemnify and hold harmless
               ---------------
each person who is or shall have been a member of the Committee against and from any and all loss, expense, liability or costs (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceedings to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by him in any such action, suit or proceeding, provided he shall have given the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to hand and defend on his own behalf. The right of indemnification set forth shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or

Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless. It is the Company's intention that all expenses incurred in connection with the administration of the Plan shall be borne by the Company rather than by any member of the Committee.

                                    ARTICLE V

5.   SHARES OF STOCK SUBJECT TO PLAN

     5.1.      Limitations.  The shares subject to this Plan are common shares
               -----------
of the Company. Such shares may be either authorized and issued shares or shares issued and thereafter acquired by the Company.

     5.2.      Options Granted Under Plan. Shares of Stock with respect to which
               --------------------------
an Option granted hereunder shall have been exercised shall not, for as long as such shares are issued and outstanding, again be available for Options hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option termination relates.

     5.3.      Antidilution.  In the event that the outstanding  shares of Stock
               ------------
hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

               (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately; and

               (b) Rights under outstanding Options granted hereunder both as to the number of subject shares and the Option price, shall be adjusted appropriately;

provided; however, that if, in connection with a Reorganization, there exists an agreement (the "Reorganization Agreement") which specifically provides for the change, conversion, or exchange of shares under outstanding and unexercised Options for securities of another company, then the Committee shall adjust the shares under such outstanding and unexercised Options in a manner not inconsistent with the Reorganization Agreement. All adjustments and determinations shall be made solely by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive. Adjustments made under this Paragraph 5.3 may provide for the elimination of fractional shares.

     5.4.     Unsecured  Obligation.  Optionees  under this Plan shall not have
              ---------------------
any interest in any fund or specific asset of the Company by reason of this Plan. No trust fund shall be created in connection with the Plan or any grant of Options hereunder.
                                   ARTICLE VI

6.   OPTIONS

     6.1.     Option Grant.  Nothing contained in the Plan or in any resolutions
              ------------
adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when the Committee shall have resolved to grant such Option and such resolution shall be evidenced by a writing, substantially in the form attached hereto as Exhibit A, and delivered to the employee to whom such Option is to be granted.

     6.2.     Option  Price.  The per share Option price of the Stock  subject
              -------------
to each Option shall be determined by the Committee at the time of the Option grant; provided, however, any such determined price shall not be less than the Fair Market Value.

     6.3      Option Period.  To the extent  exercisable  as herein  provided,
              -------------
each Option granted  hereunder must be exercised as provided in Section 6.5.

     6.4.     Option Vesting. The Optionee's rights to the Optioned Shares shall
              --------------
vest as follows:

              (a) fifty percent (50%) of the Optioned Shares after two (2) years of full-time continuous employment with the Company (or its Subsidiaries) (the "First Vested Shares"); and

              (b) fifty percent (50%) of the Optioned Shares after three (3) years of full-time continuous employment with the Company (or its Subsidiaries) (the "Second Vested Shares").

     6.5.     Option Exercise.
              ---------------

              (a) Notwithstanding any provisions contained elsewhere herein to the contrary, Options granted hereunder may in no event be exercised unless and until the Optionee shall have remained in the full-time continuous employ of the Company (or its Subsidiaries) for twelve (12) consecutive months from and after the date of the Option grant.

              (b) Subject to Section 6.5(a) above and except as otherwise provided below in this Section 6.5(b), an Option may be exercised with respect to:

                    (1) fifty percent (50%) of the Optioned Shares either: (i) six (6) months after the Company's first public offering is declared effective, or (ii) the first day after the expiration of any holdback or similar period that may be imposed upon the Company by the Company's underwriter(s) in such public offering, whichever is later (the "First Exercisable Shares"); and

                    (2) fifty percent (50%) of the Optioned Shares either: (x) one (1) year after the Company's first public offering is declared effective, or
(y) one (1) year after the expiration of any holdback or similar period that may be imposed upon the Company by the Company's underwriter(s) in such public offering, whichever is later (the "Second Exercisable Shares").

The Optionee must exercise his/her right to purchase the First Exercisable Shares and the Second Exercisable Shares within three (3) months after the occurrence of (b)(1)(i), (b)(2)(x), or (b)(2)(y) as the case may be. For purposes of this paragraph 6.5(b), the term "public offering" shall mean an offer by the Company to sell all or a portion of its authorized but unissued common stock, no par value, to the public through one or more underwriters on a firmly underwritten basis, where the offering and consequent sale shall be made pursuant to: (i) a registration statement required by the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "SEC") and filed with the SEC; and (ii) a prospectus prepared in connection with such offering.

               (c) Subject to Sections 6.5(a) and 6.5(b) above, Options may be exercised in whole at any time, or in part from time to time with respect to whole Vested Shares only, within the period permitted for the exercise thereof. Options shall be exercised by written notice, substantially in the form attached hereto as Exhibit B, of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of California, accompanied by payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then exercised. In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise as determined by the Company. If allowed by the Committee, in its sole discretion, the Optionee may elect to pay such federal and state withholding or other employment taxes by having the Company withhold shares having an aggregate Fair Market Value equal to the amount required to be withheld. An election by Optionee to have shares withheld for this purpose shall be subject to the following restrictions:

                    (1) if an Optionee has received multiple grants, a separate election must be made for each grant;

                    (2) the election must be made simultaneously with the exercise of the Option; and

                    (3)  the election will be irrevocable.

               (d) Notwithstanding Section 6.5(b) above, after the Options have vested pursuant to Section 6.4 and to the extent the Options have vested, the Optionee may exercise the Option at any time and at the Optionee's discretion.

               (e) Unless the options and shares subject to the Plan shall have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each Optionee exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     6.6       Effect of Death or Other Termination of Employment.
               --------------------------------------------------

               (a)  Subject to Section 6.5(a) hereof:

                    (1) if an Optionee's employment with the Company (or its Subsidiaries) shall be terminated at any time after the grant of the Option by the Optionee for any reason other than by death or disability, then the Optionee shall have the right, during the period ending 90 days after such termination, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been theretofore exercised. If an Optionee's employment with the Company (or its Subsidiaries) shall be terminated at any time after the grant of the Option by the Company for any reason, then any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option.

                    (2) in the event of the death of an Optionee who was at the time of death employed by the Company and who had been in continuous employment since the date of grant of the Option, any unexercised vested Option terminates on the tenth anniversary of the date of grant of the Option. Under these circumstances, a vested Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by the bequest or by inheritance or by reason of the death of the Optionee.

                    (3) in the event an Optionee must terminate his or her employment with the Company by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in continuous employment with the Company since the date of grant of the Option, then any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option.

     6.7.      Nontransferrability of Option. No Option shall be transferable or
               -----------------------------
assignable by an Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by the Optionee. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the written consent of the Committee.

     6.8.      Rights as  Shareholder.  An Optionee or a transferee of an Option
               ----------------------
shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option and payment in full of the purchase price of such shares as provided herein.

     6.9.      Abandonment of Option.  An Optionee may at any time elect in
               ---------------------
writing to abandon an Option with respect to the number of shares as to which the Option shall not have been exercised.

     6.10.     Proceeds.  The proceeds received by the Company from the sale of
               --------
common stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

     6.11.     Call Option.
               -----------

               (a)  Call Option Events. In the event an Optionee's  employment
                    ------------------
with the Company (or its Subsidiaries) is terminated, whether voluntary or involuntary, with or without cause for any reason whatsoever or for no reason (the "Call Option Event"), the Company shall have the irrevocable right and option to purchase (the "Call Option") from such Optionee and/or from his spouse, donees or legal representative (each of whom shall be deemed the Optionee for the purposes of this Section 6.11 as the context requires) all of the shares purchased by such Optionee pursuant to an Option granted under the Plan (the "Purchased Shares"), and the Optionee shall have the obligation to sell the Purchased Shares upon and to the extent of the Company's exercise of the Call Option, all on the terms and conditions as set forth in this Section 611.

               (b)  Exercise.  The Company shall exercise the Call Option,  if
                    --------
at all, by written notice to the Optionee delivered by registered or certified mail or by hand delivery within two (2) years after the termination of the Optionee's employment with the Company (or its Subsidiaries) as described in paragraph 6.11(a) above. Said notice shall include the number of the Purchased Shares the Company wishes to purchase from the Optionee and the price to be paid therefore. The failure of the Company to provide timely notice shall be deemed a waiver of its rights under the Call Option.

               (c)  Purchase Price.  The purchase price to be paid for each of
                    --------------
the Purchased Shares upon and to the extent of the Call Option is exercised shall be the greater of:

                    (1) The highest price per share which the Company obtains from selling its common shares during the period ending on the last day of the month preceding the date the Call Option is exercised and commencing six (6) months prior to thereto (the "Pricing Period");
or

                    (2) The fair market value of one share of common stock of the Company as of the last quarter of the fiscal year preceding the date the Call Option is exercised, as determined by an independent appraiser selected and paid for by the Company.

               (d)  Payment of  Purchase  Price.  The  Company  shall pay the
                    ---------------------------
purchase price within thirty (3) days of the expiration of the Pricing Period. The Company may elect to pay the purchase price in (i) one lump sum or (ii) not more than twelve (12) equal installments, without interest.

                                   ARTICLE VII

7.   STOCK CERTIFICATES

The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to the fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed;

               (b) The Completion of any registration or other qualification of such shares under any federal or state law or under the rulings of regulations of the SEC or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

               (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience; and

               (e) The addition of such legends to the certificate as are determined by the Company as being required under federal and state securities laws.

                                   ARTICLE VII

8.   TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

     The plan shall terminate on, and no option shall be granted thereunder after, September 30, 2006. The Board may at any time, upon recommendation of the Committee, terminate the Plan prior to September 30, 2006, and may at any time and from time to time and in any respect, amend or modify the Plan; provided that no termination, amendment, or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without consent of the Optionee.

                                   ARTICLE IX

9.   MISCELLANEOUS

     9.1.      Governing Law.  This Plan shall be governed by and construed in
               -------------
accordance with the laws of the State of California.

     9.2.      Employment.  Nothing in the Plan or in any Option  granted
               ----------
hereunder is intended to create any right on the part of an Optionee to employment with the Company (or its Subsidiaries) for any period of time, in any capacity, or at any rate of compensation.

     9.3.      Other Compensation Plan. The adoption of the Plan shall not
               -----------------------
affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     9.4.      Plan Binding on Successors.  The plan shall be binding upon the
               --------------------------
successors and assigns of the Company.

     9.5.      Singular,  Plural,  Gender.  Whenever used herein,  nouns in the
               --------------------------
singular shall include the plural, and the masculine pronoun shall include the feminine and neuter.

     9.6.      Captions Nor Part of Plan.  Captions of Articles and Sections
               -------------------------
hereof are inserted for convenience and reference. Such captions are not a part of this Plan and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions hereof.

                                    EXHIBIT A

                           WORLD WIDE MAGIC NET, INC.

                         NOTICE OF GRANT OF OPTION UNDER
                       THE 1996 WORLD WIDE MAGIC NET, INC.
                                STOCK OPTION PLAN

                            Date: __________________

Name
Address
City, State, Zip

         Subject to your acceptance, World Wide Magic Net, Inc. (the "Company")
hereby grants to you an Option to purchase________________________ (       )
common shares of the Company at an Option price of forty cents ($0.40) per share, all on the terms and conditions set forth in the 1996 World Wide Magic Net, Inc. Stock Option Plan.

         Please acknowledge your receipt of this Notice of Grant of Option and a copy of the 1996 World Wide Magic Net, Inc. Stock Option Plan, and your acceptance thereof, by signing the enclosed copy of this Notice as indicated below and returning it to the Company's Chief Financial Officer.

                                         CYBER MERCHANTS EXCHANGE, INC.

                                         By:
                                         -----------------------------------
                                                Frank S. Yuan

                                         Its:  Chairman and CEO

                                 ACCEPTANCE

         The undersigned represents and acknowledges that by his/her signature below, he/she has received a copy of the 1996 World Wide Magic Net, Inc. Stock Option Plan (the "Plan"), has reviewed it in its entirety and is familiar with the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan.

                                         -------------------------------------

                                    EXHIBIT B
                                    ---------

                    ELECTION TO EXERCISE OPTION GRANTED UNDER
              THE 1996 WORLD WIDE MAGIC NET, INC. STOCK OPTION PLAN

Cyber Merchants Exchange, Inc.
Attn:  Secretary
600 South Lake Ave., Suite 405
Pasadena, California 91106

         The undersigned hereby exercises the Option granted and elects to purchase (_____) common shares of World Wide Magic Net, Inc. (the "Company") pursuant to the Notice of Grant of Option dated __________________. Enclosed is the sum of as payment for the shares so purchased.

         The undersigned hereby represents and acknowledges that he/she has received a copy of the 1996 World Wide Magic Net, Inc. Stock Option Plan (the "Plan"), has reviewed it in its entirety and is familiar with the terms and provisions thereof. By his/her signature below, the undersigned hereby acknowledges and agrees that (i) the shares being purchased are, in all respects, subject to the terms and conditions of the Plan, (ii) he/she is bound by all of the terms and conditions of the Plan, and (iii) all decisions or interpretations of the Committee upon any questions or issues arising under the Plan or under the Notice of Grant of Option shall be binding, conclusive and final.

         The undersigned represents and warrants that (i) he/she the sole owner and holder of the Option and has not transferred or assigned to any third person or entity any interest therein and is entitled to exercise the Option under the terms of the Plan, (ii) he/she is purchasing the above shares for investment only, and not with a view to distribution involving a public offering, and (iii) until the stock certificate evidencing the shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), he/she is not entitled to any rights as a stockholder.

         The  undersigned   understands  that  he/she  may  suffer  adverse  tax
consequences as a result of the purchase of the shares. The undersigned represents that he/she has had an on opportunity to obtain the advice of counsel prior to executing this Election to Exercise Option and that he/she is not relying on the Company for tax advice.

         As an express condition precedent to the effectiveness of this exercise of Option, the undersigned shall satisfy all applicable federal, state and local income and employment tax withholding obligations and deliver to the Company the full amount of such obligations or make other arrangements acceptable to the Company to satisfy such obligations. In addition, to the extent that the undersigned's purchase and receipt of the shares subject to the Option results in taxable income to the undersigned, the undersigned shall report and include in income on his/her state and federal income tax returns with respect to the year in which the Option is exercised, all such income that results from the exercise of the Option, and the undersigned agrees to indemnify and hold the Company harmless from any loss, liability, costs, expenses (including reasonable attorneys fees), penalties or interest that the Company may incur as a result of the undersigned's failure to perform the foregoing obligations.

Dated:
        ---------------------

Submitted by:                                 Accepted by:

                                              WORLD WIDE MAGIC NET, INC.
-----------------------------
(Signature)

Address:

                                              By:
-----------------------------                     -----------------------------

                                              Its:
-----------------------------                     -----------------------------

                                   APPENDIX C

                   Cyber Merchants Exchange, Inc. dba c-me.com

                             1999 STOCK OPTION PLAN


         1.    PURPOSE.  The  purpose of  this Plan  is  to  provide  additional
               -------
incentives to key employees, officers, directors and consultants of Cyber Merchants Exchange, Inc., and any of its Subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with those corporations and otherwise promoting the success of the business activities of such corporations. It is intended that Options issued under this Plan constitute nonqualified stock options.

         2.    DEFINITIONS.  As used herein, the following definitions apply:
               -----------

                  (a) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (b)    "Board" means the Board of Directors of the Employer.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d)    "Common Stock" means the Employer's common stock.

                  (e) "Committee" means the Board or the Committee appointed by the Board in accordance with Section 4(a).

                  (f) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee; Continuous Status as an Employee will not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence.

                  (g)    "Consultant"  means any person who is not an employee
          or officer of Employer who serves as a  consultant  of    the Employer
          or any Subsidiary of the Employer which is hereafter organized or acquired by the Employer

                  (h) "Employee" means any person employed by or serving as an employee, officer or director of the Employer or any Subsidiary of the Employer which is hereafter organized or acquired by the Employer.

                  (i) "Employer" means Cyber Merchants Exchange, Inc., a California corporation.

                  (j) "Nonemployee Director" has the meaning set forth in Rule 16b-3 under the 1934 Act.

                  (k)    "Option" means a stock option granted under the Plan.

                  (l) "Optioned Stock" means the Common Stock subject to an Option.

                  (m)    "Optionee" means any person who receives an Option.

                  (n)    "Plan" means this 1999 Stock Option Plan.

                  (o) "Subsidiary" means any bank or other corporation of which not less than fifty percent (50%) of the voting shares are held by the Employer or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Employer or a Subsidiary.

         3.    STOCK SUBJECT TO OPTIONS.
               ------------------------
               (a)  Number of Shares  Reserved.  The maximum  number of shares
                    --------------------------
         which  may  be  optioned  and  sold  under  the  Plan  is  two  million
         {2,000,000) shares of Common Stock of the Employer, subject to adjustment as provided in Section 6(j). However no more than two hundred fifty thousand (250,000) of such shares may be issued to Consultants. During the term of this Plan, the Employer will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan.

               (b)  Expired  Options.  If any  outstanding  Option  expires or
                    ----------------
         becomes unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option will again become available for other Option grants.

         4.    ADMINISTRATION OF THE PLAN.
               --------------------------

               (a)  The  Committee.  The  Plan is  administered  by the  Board
                    --------------
         directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of whom must be Nonemployee Directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee must continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the Committee and thereafter to directly administer the Plan as a Committee of the whole.

               (b)  Meetings;  Reports.  The Committee shall select one of its
                    ------------------
         members as chairman, and hold meetings at such times and places as the chairman or a majority of the Committee may determine. All actions of the Committee must be either by (i) a majority vote of the members of the full Committee at a meeting of the Committee, or (ii) by unanimous written consent of all members of the full Committee without a meeting. At least annually, the Committee must present a written report to the Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the date or dates of Options granted, the number of shares optioned, and the Option price per share.

               (c)  Powers of the  Committee.  Subject to all  provisions  and
                    ------------------------
         limitations of the Plan, the Committee has the authority and discretion to:

                    (1) Determine the persons to whom Options are to be granted, the times of grant, and the number of shares to be represented by each Option;

                    (2)  Interpret the Plan;

                    (3) Authorize any person or persons to execute and deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options by the Committee; and

                    (4) Make all other determinations and take all other actions which the Committee deems necessary or appropriate to
               administer   the  Plan  in  accordance   with  its  terms  and
               conditions.

               (d)  Final Authority;  Limitation of Liability. The Committee's
                    -----------------------------------------
         decisions, determinations and interpretations are final and binding on all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board may be held liable for any action or determination made in good faith with respect to the Plan or any Option.

         5.    ELIGIBILITY; LIMITATION OF RIGHTS. The grant of Options under the
               ---------------------------------
Plan is entirely discretionary with the Committee, and the adoption of the Plan does not confer upon any person any right to receive any Option or Options unless and until granted by the Committee, in its sole discretion. Neither the adoption of the Plan nor the grant of any Options to any person or Optionee will confer any right to continued employment, nor shall the same interfere in any way with that person's right or that of the Employer (or any Subsidiary) to terminate the person's employment at any time.

         6.    OPTION TERMS;  CONDITIONs.  All Option grants under the Plan must
               -------------------------
be (i) approved in advance by the Committee; and (ii) documented in written Option agreements in such form as the Committee approves from time to time. All Option agreements must comply with, and are subject to the following terms and conditions:

               (a)  Number of Shares.  Each  Option  agreement  must state the
                    ----------------
         number of shares subject to Option. Any number of Options may be granted to a single eligible person at any time and from time to time.

               (b)  Option  Price.  The Option  price for the shares of Common
                    -------------
         Stock to be issued under the Option will be the weighted average closing price of the Common Stock for the thirty (30) calendar days prior to the date of grant.

               (c)  Consideration;  Manner of  Exercise.  The Option price is
                    -----------------------------------
         payable  either (i) in U.S. dollars  upon  exercise of the  Option,  or
         (ii) if approved by the Board, in other consideration including without limitation Common Stock of the Employer, services, or other property. An Option is deemed to be exercised when written notice of exercise has been given to the Employer in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to said notice.

               (d)  Term of  Option.  Under  no  circumstances  may an  Option
                    ---------------
         granted  under the Plan be  exercisable  after the  expiration of ten
         (10) years from the date such Option is granted. The term of each Option must be determined by the Committee in its discretion.

               (e)  Date of Grant; Vesting, Holding Period. The grant date of an
                    --------------------------------------
         Option, for all purposes, is the date the Committee makes the determination granting the Option, as set forth in the Option agreement. All Options shall vest as follows:

                    (i) For Consultants, 100% upon completion of the project by Consultant and acceptance of the project by Employer.

                    (ii) For newly hired Employees, 25% shall vest 6 months
               after the date of employment of Employee and 4.16% per month thereafter.

                    (iii)For  existing   Employees;   4.16%  per  month
               commencing with date of grant.

         Shares of Common Stock obtained upon the exercise of any Option may not be sold by any Optionee that is subject to Section 16 of the 1934 Act until six (6) months have elapsed since the date of the Option grant.

               (f)  Death  of  Optionee.  In the  event  of the  death  of an
                    -------------------
         Optionee who at the time of his death was an Employee and who had been in Continuous Status as an Employee since the date of grant of the Option, the Option terminates on the earlier of (i) six (6) months after the date of death of the Optionee, or (ii) the expiration date otherwise provided in the Option agreement. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee.

               (g)  Disability  of Optionee.  If an  Optionee's  status as an
                    -----------------------
         Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee at all times between the date of grant of the Option and the termination of his status as an Employee, the Option terminates on the earlier of (i) one (1) year after the date of termination of his status as an Employee, or (ii) the expiration date otherwise provided in the Option agreement.

               (h)  Termination  of Status as an Employee.  If an  Optionee's
                    -------------------------------------
         status as an Employee is terminated at any time after the grant of an Option by the Optionee for any reason other than death or disability, as provided in Sections 6(f) and 6(g), and not by the Company, as provided below, the Option terminates on the earlier of (i) thirty (30) days following termination of status as an Employee, or (ii) the expiration date otherwise provided in the Option agreement. If an Optionee's status as an Employee is terminated at any time after the grant of an Option by the Company for any reason, then the Option terminates on the date of termination of status as an Employee.

               (i)  Nontransferability of Options. No Option granted under the
                    -----------------------------
         Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

               (j)  Adjustments Upon Changes in Capitalization. Subject to any
                    ------------------------------------------
         required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding Option, must be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any convertible securities of the Employer will not be deemed to have been "effected without receipt of consideration."

                  Any adjustments as a result of a change in the Employer's capitalization will be made by the Committee, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 6(j), no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this Section 6(j), any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof. The grant of an Option under the Plan does not in any way affect the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

               (k)  Conditions Upon Issuance of Shares. Shares of Common Stock
                    ----------------------------------
         may not be issued with respect to an Option granted under the Plan unless the exercise of the Option and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, including, applicable federal and state securities laws.

                  As a condition to the exercise of an Option, the Employer may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Employer, such a representation is required by any relevant provisions of law.

                  All Shares of Common Stock issued pursuant to the Plan will be "Restricted Securities" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended.

               (l)  Change of  Control,  Merger,  Sale of Assets,  Etc. In the
                    ---------------------------------------------------
         event of the sale or other transfer of the outstanding  shares of stock of the Employer in one transaction or a series of related transactions or a merger or reorganization of the Employer with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Employer immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer (collectively, "sale transaction") all outstanding Options that are not then fully exercisable become exercisable immediately before the date of closing of any change of control event or sale transaction or such earlier date as the Committee may fix.

               (m)  Substitute   Stock  Options.   In  connection   with  the
                    ---------------------------
         acquisition or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted options, the Committee is authorized to issue, in substitution of any such unexercised stock options, a new Option under this Plan which confers upon the Optionee substantially the same benefits as the old option

               (n)  Tax Compliance.  The Employer, in its sole discretion, may
                    --------------
         take any actions that it reasonably believes to be required in order to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to: (i) withholding from any Optionee exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and (ii) withholding from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued upon exercise of an Option any amount required to be withheld by Employer under applicable tax laws. Withholding or reporting is considered required for purposes of this Section 6(n) if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholding.

               (o)  Other  Provisions.  Option  agreements  executed under the
                    -----------------
         Plan  may  contain  such  other   provisions  as  the  Committee  deems
         advisable, provided that they are not inconsistent with any of the other terms and conditions of the Plan or applicable laws.

         7.    TERM OF THE PLAN.  The Plan is  effective on the date of adoption
               ----------------
of the Plan by the Board. Unless sooner terminated as provided in Section 8, the Plan will terminate on the tenth (10th) anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of the Plan.

         8.    AMENDMENT;  EARLY TERMINATION.  The Board may terminate or amend
               -----------------------------
the Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted Options, which would remain in full force and effect notwithstanding any amendment or termination of the Plan Shareholder approval of any amendments to the Plan must be obtained whenever required by applicable law(s).

                         CYBER MERCHANTS EXCHANGE, INC.

                         NOTICE OF GRANT OF OPTION UNDER
                     THE 1999 CYBER MERCHANTS EXCHANGE, INC.
                                STOCK OPTION PLAN

                                Date:____________

Name
Address
City, State Zip

     Subject to your acceptance, Cyber Merchants Exchange, Inc. (the "Company") hereby grants to you an Option to purchase up to____________(____________) common shares of the Company at an Option price of__________________________ (_____________) per share, all on the terms and conditions set forth per the 1999 Cyber Merchants Exchange, Inc. Stock Option Plan.

         Please acknowledge your receipt of this Notice of Grant of Option and the 1999 Cyber Merchants Exchange, Inc. Stock Option Plan, and your acceptance thereof, by signing the enclosed copy of this Notice as indicated below and returning it to the Company's Secretary.

CYBER MERCHANTS EXCHANGE, INC.
BOARD OF DIRECTORS' SUB-COMMITEE

By:                                                By:
     --------------------------                    ----------------------------
         Howard Moore                              Charles H. Rice

Its: Chairman                                      Its: Member
     --------------------------                         -----------------------


By:                                                By:
     --------------------------                    ----------------------------
         Philip Hawley                             Frank S. Yuan

Its: Member                                        Its: Chairman & C.E.O.
     --------------------------                         -----------------------

                                   ACCEPTANCE

         The undersigned represents and acknowledges that by his/her signature below, he/she has received a copy of the 1999 Cyber Merchants Exchange, Inc. Stock Option Plan (the "Plan"), has reviewed it in its entirety and is familiar with the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan.


                                             ---------------------------------

                                    EXHIBIT B

                    ELECTION TO EXERCISE OPTION GRANTED UNDER
            THE 1999 CYBER MERCHANTS EXCHANGE, INC. STOCK OPTION PLAN

Cyber Merchants Exchange, Inc.
Attn:  Secretary
600 South Lake Ave., Suite 405
Pasadena, California 91106

     The undersigned hereby exercises the Option granted and elects to purchase ______________________(______________)common shares of Cyber Merchants Exchange,
Inc. (the "Company") pursuant to the Notice of Grant of Option dated___________. Enclosed is the sum of $______________ as payment for the shares so purchased.

     The undersigned hereby represents and acknowledges that he/she has received a copy of the 1999 Cyber Merchants Exchange, Inc. Stock Option Plan (the "Plan"), has reviewed it in its entirety and is familiar with the terms and provisions thereof. By his/her signature below, the undersigned hereby acknowledges and agrees that (i) the shares being purchased are, in all respects, subject to the terms and conditions of the Plan, (ii) he/she is bound by all of the terms and conditions of the Plan, and (iii) all decisions or interpretations of the Committee upon any questions or issues arising under the Plan or under the Notice of Grant of Option shall be binding, conclusive and final.

     The undersigned represents and warrants that (i) he/she the sole owner and holder of the Option and has not transferred or assigned to any third person or entity any interest therein and is entitled to exercise the Option under the terms of the Plan, (ii) he/she is purchasing the above shares for investment only, and not with a view to distribution involving a public offering, and (iii) until the stock certificate evidencing the shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), he/she is not entitled to any rights as a stockholder.

     The undersigned understands that he/she may suffer adverse tax consequences as a result of the purchase of the shares. The undersigned represents that he/she has had an on opportunity to obtain the advice of counsel prior to executing this Election to Exercise Option and that he/she is not relying on the Company for tax advice.

     As an express condition precedent to the effectiveness of this exercise of Option, the undersigned shall satisfy all applicable federal, state and local income and employment tax withholding obligations and deliver to the Company the full amount of such obligations or make other arrangements acceptable to the Company to satisfy such obligations. In addition, to the extent that the undersigned's purchase and receipt of the shares subject to the Option results in taxable income to the undersigned, the undersigned shall report and include in income on his/her state and federal income tax returns with respect to the year in which the Option is exercised, all such income that results from the exercise of the Option, and the undersigned agrees to indemnify and hold the Company harmless from any loss, liability, costs, expenses (including reasonable attorneys fees), penalties or interest that the Company may incur as a result of the undersigned's failure to perform the foregoing obligations.

Dated:
       --------------------

Submitted by:                                  Accepted by:

                                                  CYBER MERCHANTS EXCHANGE, INC.
---------------------------
(Signature)

Address:

                                                   By:
---------------------------                           --------------------------

                                                   Its:
---------------------------                           --------------------------

                                   APPENDIX D

                 CYBER MERCHANTS EXCHANGE, INC., d.b.a. c-me.com

                             2001 STOCK OPTION PLAN


         1.    PURPOSE.  The purpose  of  this  Plan is  to  provide  additional
               -------
incentives to key employees, officers, directors and consultants of CYBER MERCHANTS EXCHANGE, INC., and any of its Subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with those corporations and otherwise promoting the success of the business activities of such corporations. It is intended that Options issued under this Plan constitute nonqualified stock options, unless otherwise specified.

         2.    DEFINITIONS.  As used herein, the following definitions apply:
               -----------

                    (a) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                    (b)  "Board" means the Board of Directors of the Employer.

                    (c) "Code" means the Internal Revenue Code of 1986, as amended.

                    (d)  "Common Stock" means the Employer's common stock.

                    (e) "Committee" means the Board or the Committee appointed by the Board in accordance with Section 4(a).

                    (f) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee; Continuous Status as an Employee will not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence.

                    (g) "Consultant" means any person who is not an employee or officer of Employer who serves as a consultant of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer

                    (h) "Employee" means any person employed by or serving as an employee, officer or director of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer.

                    (i) "Employer" means Cyber Merchants Exchange, Inc., d.b.a. c-me.com, a California corporation.

                    (j) "Nonemployee Director" has the meaning set forth in Rule 16b-3 under the 1934 Act.

                    (k)  "Option" means a stock option granted under the Plan.

                    (l) "Optioned Stock" means the Common Stock subject to an Option.

                    (m)  "Optionee" means any person who receives an Option.

                    (n)  "Plan" means this 2001 Stock Option Plan.

                    (o) "Subsidiary" means any bank or other corporation of which not less than fifty percent (50%) of the voting shares are held by the Employer or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Employer or a Subsidiary.

         3.    STOCK SUBJECT TO OPTIONS.
               ------------------------

                    (a)  Number of Shares Reserved. The maximum number of shares
                         -------------------------
         that may be optioned and sold under the Plan is one million (1,000,000) shares of Common Stock of the Employer, subject to adjustment as provided in Section 6(j). During the term of this Plan, the Employer will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan.

                    (b)  Expired Options. If any outstanding  Option  expires or
                         ---------------
         becomes unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option will again become available for other Option grants.

         4.    ADMINISTRATION OF THE PLAN.
               --------------------------
                    (a)  The  Committee. The Plan is administered  by the  Board
                         --------------
         directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of who must be Nonemployee Directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee must continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the Committee and thereafter to directly administer the Plan as a Committee of the whole.

                    (b)  Meetings; Reports.The Committee shall select one of its
                         -----------------
         members as chairman, and hold meetings at such times and places as the chairman or a majority of the Committee may determine. All actions of the Committee must be either by (i) a majority vote of the members of the full Committee at a meeting of the Committee, or (ii) by unanimous written consent of all members of the full Committee without a meeting. At least annually, the Committee must present a written report to the Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the date or dates of Options granted, the number of shares optioned, and the Option price per share.

                    (c)  Powers of the  Committee.  Subject to all  provisions
                         ------------------------
         and limitations of the Plan, the Committee has the authority and discretion to:

                         (1) Determine the persons to whom Options are to be granted, the times of grant, the number of shares to be represented by each Option, and the vesting schedule of the Options;

                         (2)   Interpret the Plan;

                         (3) Authorize any person or persons to execute and deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options by the Committee; and

                         (4) Make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

                    (d)  Final Authority;  Limitation of Liability. The
                         -----------------------------------------
         Committee's decisions, determinations and interpretations are final and binding on all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board may be held liable for any action or determination made in good faith with respect to the Plan or any Option.

                    (e) Approval of Grants to Committee Composed of Non-Employee
                        --------------------------------------------------------
         Directors.  Any grant of Options to a member of a Committee composed of
         ---------
         Non-Employee Directors shall be approved of by the full Board of Directors. The full Board of Directors shall then be construed as the Committee for purposes of administering the Plan with respect to such Options.

         5.    ELIGIBILITY; LIMITATION OF RIGHTS. The grant of Options under the
               ---------------------------------
         Plan is entirely discretionary with the Committee, and the adoption of the Plan does not confer upon any person any right to receive any Option or Options unless and until granted by the Committee, in its sole discretion. Neither the adoption of the Plan nor the grant of any Options to any person or Optionee will confer any right to continued employment, nor shall the same interfere in any way with that person's right or that of the Employer (or any Subsidiary) to terminate the person's employment at any time.

         6.    OPTION  TERMS;  CONDITIONS.  All  Option  grants  under  the Plan
               --------------------------
         must be (i) approved by the Committee; and (ii) documented in written Option agreements in such form as the Committee approves from time to time. All Option agreements must comply with, and are subject to the following terms and conditions:

               (a)  Number of Shares.  Each  Option  agreement  must state the
                    ----------------
         number of shares subject to Option. Any number of Options may be granted to a single eligible person at any time and from time to time.

               (b)  Exercise  Price.  The Option exercise price for the shares
                    ---------------
         of Common Stock to be issued under the Plan will be the average of the closing bid prices of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation System for the National Market, ("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be (the "Closing Bid Price").

               (c)  Consideration;  Manner of Exercise.  The Exercise Price is
                    ----------------------------------
         payable either (i) in U.S. dollars, or (ii) if approved by the Board, in other consideration including, without limitation, Common Stock of the Employer, Group, or other property. An Option is deemed to be exercised when written notice of exercise has been given to the Employer in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to said notice.

               (d)  Term of Option. Under no circumstances may an Option granted
                    --------------
               under the Plan be exercisable after the expiration of ten (10) years from the date such Option is granted. The term of each Option must be determined by the Committee in its discretion.

               (e)  Date of Grant; Vesting; Holdings Period. The grant date of
                    ---------------------------------------
         an Option, for all purposes, is the date the Committee, or an authorized agent of the Committee, makes the determination granting the Option, as set forth in the Option agreement. Shares of Common Stock obtained upon the exercise of any Option may not be sold by any Optionee that is subject to Section 16 of the 1934 Act until six (6) months have elapsed since the date of the Option grant. The vesting schedule for all Options shall be determined by the Committee in its discretion and shall be stated in the Option agreement.

               (f)  Death  of  Optionee.  In the  event  of the  death  of an
                    -------------------
         Optionee who at the time of his or her death was an Employee and who had been in Continuous Status as an Employee since the date of grant of the Option, any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

               (g)  Disability  of Optionee.  If an  Optionee's  status as an
                    -----------------------
         Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee at all times between the date of grant of the Option and the termination of Optionee's status as an Employee, any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

               (h)  Termination of Status as an Employee.
                    ------------------------------------

                         (i) Unless otherwise determined by the Committee or otherwise stated in an Option agreement, if an Optionee's status as an Employee is terminated by the Employee at any time after the grant of an Option for any reason other than death or disability, as provided in Sections 6(f) and 6(g), then any unexercised and vested Option terminates ninety (90) days following Optionee's termination of status as an Employee. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

                         (ii) Unless otherwise determined by the Committee or otherwise stated in any Option agreement, if an Optionee's status as an Employee is terminated by the Company and such termination is not for "cause" as provided in Section 6(h)(iii), any unexercised and vested Option terminates on the tenth anniversary of the date of grant of the Option. Any Optioned Stock subject to an unvested Option shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option.

                         (iii) Unless otherwise determined by the Committee or otherwise stated in any Option agreement, if an Optionee's status as an Employee is terminated by the Company, and such termination is for "cause" (such termination being referred to as a "Termination for Cause") at any time after the grant of an Option by the Company, then all Options (both vested and unvested) shall terminate on the date of termination of Optionee's status as an Employee and any Optioned Stock subject to such Options, shall revert back into the pool of Common Stock established under the Plan and shall be available for grant pursuant to a new Option. Termination for Cause shall mean a termination due to objective evidence of any of the following: (i) material dishonesty related to employment; (ii) fraud; (iii) conviction of a felony; or (iv) misappropriation of material Company assets or business opportunities. An Optionee's attempted resignation to avoid a Termination for Cause shall not be effective if the conduct that ultimately results in the Termination for Cause occurred prior to the attempted resignation.

               (i)  Nontransferability of Options.  Except as permitted by the
                    -----------------------------
         Committee, no Option granted under the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

               (j)  Adjustments Upon Changes in Capitalization. Subject to any
                    ------------------------------------------
         required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding

         Option, must be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any convertible securities of the Employer will not be deemed to have been "effected without receipt of consideration."

                  Any adjustments as a result of a change in the Employer's capitalization will be made by the Committee, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 6(j), no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this Section 6(j), any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof. The grant of an Option under the Plan does not in any way affect the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

                    (k)  Conditions Upon Issuance of Shares. Shares of Common
                         ----------------------------------
         Stock may not be issued with respect to an Option granted under the Plan unless the exercise of the Option and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, including, applicable federal and state securities laws.

                  As a condition to the exercise of an Option, the Employer may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Employer, such a representation is required by any relevant provisions of law.

                    (l)  Change of  Control,  Merger,  Sale of Assets,  Etc. In
                         ---------------------------------------------------
         the event of the sale or other transfer of the outstanding shares of stock of the Employer in one transaction or a series of related transactions or a merger or reorganization of the Employer with or into any other corporation, where immediately following the
         transaction, those persons who  were   shareholders  of  the  Employer
         immediately   before  the transaction  control less than 50% of the
         voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer (collectively, "sale transaction"), unless otherwise determined by the Committee or otherwise stated in an
         instrument  evidencing an Option, all  outstanding   Options that  have
         not been exercised shall be extinguished and revert to the Plan immediately before the date of closing of any change of control event or sale transaction or such earlier date as the Committee may fix. The Employer shall notify each holder of outstanding Options at least five (5) business days prior to the closing date of a change of control event or sale transaction in writing delivered to the holder's last known address.

                    (m)  Substitute Stock  Options.   In  connection   with  the
                         -------------------------
         acquisition or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted options, the Committee is authorized to issue, in substitution of any such unexercised stock options, a new Option under this Plan or any successor plan (whether created by the Company or its acquirer) which confers upon the Optionee substantially the same benefits as the old option.

                    (n) Tax Compliance.The Employer, in its sole discretion, may
                        --------------
         take any actions that it reasonably believes to be required in order to comply with any local, state, or federal tax laws relating to the reporting or withholdings of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to: (i) withholdings from any Optionee exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and (ii) withholdings from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued upon exercise of an Option any amount required to be withheld by Employer under applicable tax laws. Withholdings or reporting is considered required for purposes of this Section 6(n) if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholdings.

                    (o)  Other Provisions. Option  agreements executed under the
                         ----------------
         Plan may contain such other provisions as the Committee deems advisable, provided that they are not inconsistent with any of the other terms and conditions of the Plan or applicable laws.

         7.    TERM OF THE PLAN.  The Plan is  effective on the date of adoption
               ----------------
of the Plan by the Board. Unless sooner terminated as provided in Section 8, the Plan will terminate on the tenth (10th) anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of the Plan.

         8.    AMENDMENT; EARLY TERMINATION.  The  Board may  terminate or amend
               ----------------------------
the Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted Options, which would remain in full force and effect notwithstanding any amendment or termination of the Plan. Shareholder approval of any amendments to the Plan must be obtained whenever required by applicable law(s) or stock market regulations.

         9.    INABILITY  TO OBTAIN  AUTHORITY. The inability of the Employer to
               -------------------------------
obtain authority to issue and sell shares under the Plan from any regulatory body having jurisdiction, which authority is considered by the Employer's counsel to be necessary to the lawful issuance and sale of the shares under the Plan, will relieve the Employer of any liability in respect of the failure to issue or sell those shares.

         10.   SHAREHOLDER  RATIFICATION. The  adoption  of  the  Plan  shall be
               -------------------------
subject to ratification by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at a duly convened meeting of the shareholders of the Employer, which ratification must occur within twelve (12) months before or after the date of adoption of the Plan by the Board.

                                     * * * *

                             CERTIFICATE OF ADOPTION

     I certify that the foregoing plan was adopted by the Board on          .
                                                                   ----------


                                                --------------------------------
                                                James L. Vandeberg
                                                Corporate Secretary
                                                Cyber Merchants Exchange, Inc.,
                                                d.b.a. c-me.com

                                   APPENDIX E

                                LOCK-UP AGREEMENT

         THIS LOCK-UP AGREEMENT ("Agreement") is made on the date noted below ("Effective Date") by and between the undersigned Shareholder(s) ("Shareholder") and Cyber Merchants Exchange, Inc. ("C-ME"), with offices at 320 South Garfield Avenue, Suite 318, Alhambra, California 91801:

RECITALS

         WHEREAS, the Company will be pursuing a public offering of its stock pursuant to a SB-2 registration statement filed with the Securities and Exchange Commission on August 3, 1998 (the "Offering");

         WHEREAS, the Shareholder and C-ME mutually agree that it is in the best interest if the Shareholder refrains from selling any shares acquired by the Shareholder as of result of its investments in the two previous private placements conducted by the Company after the Company's stock becomes freely tradeable as a result of the Offering or any amendments thereto, Rule 144, any other applicable rule or by operation of law;

         NOW, THEREFORE, in consideration of the foregoing promises and the mutual promises contained herein, the Shareholder agrees to be bound by the trading restriction set forth below;

         1. Shareholder agrees that, as permitted by law, after the Offering is completed and the shares of the Company's stock pursuant to the Offering begin trading, the shareholders shall be permitted to sell the following percentages of stock held by them if the two-week weighted average trading price of the Company's stock equals or exceeds the price noted below:

|---------------------------------------|--------------------------------------|
|         Percentage of Stock           |       Two-Week Weighted Average      |
|         Permitted to be Sold          |              Trading price           |
|---------------------------------------|--------------------------------------|
|             Up to 10%                 |                 $10                  |
|---------------------------------------|--------------------------------------|
|             Up to 20%                 |                 $15                  |
|---------------------------------------|--------------------------------------|
|             Up to 30%                 |                 $20                  |
|---------------------------------------|--------------------------------------|
|             Up to 40%                 |                 $25                  |
|---------------------------------------|--------------------------------------|
|             Up to 50%                 |                 $30                  |
|---------------------------------------|--------------------------------------|
|             Unlimited                 |                 $30+                 |
|---------------------------------------|--------------------------------------|

         2. Shareholder further agrees that, except as provided above, he/she/it agrees not to sell, make any short sale of, or otherwise dispose or transfer for value or otherwise engage in any of the foregoing transactions with respect to any securities of the Company until the Company completes a firmly underwritten registered public offering and only after the expiration of any lock-up or market stand-off period imposed by the underwriter in such offering.

         IN WITNESS WHEREOF, Shareholder and C-ME have caused this Agreement to be signed as of the date executed below.

                                                  CYBER MERCHANTS EXCHANGE, INC.

Dated:                                            By: -------------------------
                                                        Frank S. Yuan, President

                                                  SHAREHOLDER

Dated:                                            By:
      -------------------------                       -------------------------

                                                            (Print Name/Title)

                                                  SHAREHOLDER

Dated:                                            By:
      -------------------------                       -------------------------

                                                            (Print Name/Title)



                                      E-1



                                          CYBER MERCHANTS EXCHANGE, INC.





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PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF        |PLEASE       |
                 CYBER MERCHANTS EXCHANGE, INC., d.b.a. C-ME.com                 |DETACH       |
             2002 ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 6, 2002              |HERE         |
                                                                                 |             |
The  undersigned  shareholder of CYBER  MERCHANTS  EXCHANGE,  INC., a California |You          |
corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual |Must         |
Meeting of Shareholders  and Proxy  Statement,  each dated November 6, 2002, and |Detach       |
hereby appoints Frank S. Yuan, as proxy and attorney-in-fact  with full power of |This         |
substitution,  on behalf and in the name of the  undersigned,  to represent  the |Portion      |
undersigned at the 2002 Annual Meeting of Shareholders of the Company to be held |of the       |
on December 6, 2002, at adjournment(s) or postponement(s)  thereof,  and to vote |Proxy        |
all shares of Common  Stock that the  undersigned  would be  entitled to vote if |Card         |
then and there personally present, on the matters set forth below:               |Before       |
                                                                                 |Returning    |
PLEASE MARK,  SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED  ENVELOPE. |It in the    |
Please sign exactly as your name appears on the stock  certificate.  When shares |Enclosed     |
are held by joint tenants, both should sign. When signing as attorney, executor, |Envelope     |
administrator,  trustee,  or  guardian,  please  give full  title as such.  If a |             |
corporation,  please  sign in full  corporate  name by the  President  or  other |             |
authorized  officer.  If a partnership,  please sign in  partnership  name by an |             |
authorized   person.   THIS  PROXY  WILL  BE  VOTED  FOR  THE  PROPOSALS  IF  NO |             |
SPECIFICATION IS MADE.                                                           |             |
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PROPOSAL NO. 1 - ELECTION OF DIRECTORS, ELECT SIX DIRECTORS, EACH TO HOLD        |             |
OFFICE FOR ONE YEAR OR UNTIL HIS OR HER SUCCESSOR SHALL HAVE BEEN ELECTED.       |             |
                                                                                 |             |
  Nominees:         Frank S. Yuan    Donald C. McNabb, Sr.      James Vandeberg  |             |
                    Charles H. Rice  Deborah Shamaley           John F. Busey    |             |
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|_| For all nominees listed above   |_| Withhold authority for all nominees      |             |
                                        listed above                             |             |
                                                                                 |             |
Instruction:  To withhold authority to vote for any Nominee, write that          |             |
Nominee's name on the line immediately below.                                    |             |
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PROPOSAL NO. 2 - RATIFY AND APPROVE THE BOARD OF DIRECTOR'S  SELECTION OF SQUAR, |             |
MILNER,  REEHL,  & Williamson  as Auditors of the Company for fiscal year ending |             |
June 30, 2003.                                                                   |             |
                                                                                 |             |
|_| For           |_| Against       |_| Abstain                                  |             |
                                                                                 |             |
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE                    |             |
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


                                                Fold and Tear Here
-------------|---------------------------------------------------------------------------------|
             |         PROPOSAL NO. 3 - TO RATIFY AND APPROVE THE BOARD OF DIRECTORS' ADOPTION |
             |         OF THE 1996 STOCK OPTION PLAN.                                          |
PLEASE       |                                                                                 |
DETACH       |                  |_| For           |_| Against      |_| Abstain                 |
HERE         |                                                                                 |
             |         PROPOSAL NO. 4 - TO RATIFY AND APPROVE THE BOARD OF DIRECTORS' ADOPTION |
You          |         OF THE 1999 STOCK OPTION PLAN.                                          |
Must         |                                                                                 |
Detach       |                  |_| For           |_| Against      |_| Abstain                 |
This         |                                                                                 |
Portion      |         PROPOSAL NO. 5 - TO RATIFY AND APPROVE THE BOARD OF DIRECTORS' ADOPTION |
of the       |         OF THE 2001 STOCK OPTION PLAN.                                          |
Proxy        |                                                                                 |
Card         |                  |_| For           |_| Against      |_| Abstain                 |
Before       |                                                                                 |
Returning    |         PROPOSAL NO. 6 - TO RATIFY AND APPROVE THE BOARD OF DIRECTORS' ACTION   |
It in the    |         TO TERMINATE THE LOCK-UP AGREEMENT DATED NOVEMBER 13, 1998.             |
Enclosed     |                                                                                 |
Envelope     |                  |_| For           |_| Against      |_| Abstain                 |
             |                                                                                 |
             |         NOTE:   This  Proxy   should  be  marked,   dated  and  signed  by  the |
             |         shareholder(s)  exactly  as his  or  her  name  appears  on  the  stock |
             |         certificate,  and returned in the enclosed envelope.                    |
             |         THIS PROXY WILL BE VOTED AS DIRECTED  AND AS SAID  PROXIES  DEEM        |
             |         ADVISABLE  ON SUCH OTHER MATTERS  AS MAY COME  BEFORE  THE  MEETING OR  |
             |         ANY POSTPONEMENT(S)OR ADJOURNMENTS(S) THEREOF. IF NO CONTRARY OBJECTION |
             |         IS INDICATED,  THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. |
             |                                                                                 |
             |                                          DATED:_________________, 2002          |
             |                                                                                 |
             |                                   ____________________________________          |
             |                                   Print name(s) exactly as shown on             |
             |                                   Stock Certificate                             |
             |                                                                                 |
             |                                   ____________________________________          |
             |                                   (Signature)                                   |
             |                                                                                 |
             |                                   ____________________________________          |
             |                                   (Signature)                                   |
             |                                                                                 |
             |                                                                                 |

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